UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                       811-7810

Exact name of registrant as specified in charter:         Delaware Investments Colorado Insured Municipal Income
                                                          Fund, Inc.

Address of principal executive offices:                   2005 Market Street
                                                          Philadelphia, PA 19103

Name and address of agent for service:                    David F. Connor, Esq.
                                                          2005 Market Street
                                                          Philadelphia, PA 19103

Registrant's telephone number, including area code:       (800) 523-1918

Date of fiscal year end:                                  March 31

Date of reporting period:                                 March 31, 2006

Item 1. Reports to Stockholders

     The Registrant's shareholder report is combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC., information on which is included in the following shareholder reports.

Delaware Investments
Closed-End Municipal
Bond Funds

Annual Report
March 31, 2006

[LOGO] Delaware
       Investments(R)
       -----------------------------------
       A member of Lincoln Financial Group

                                   Closed-End

Table of contents

Portfolio management review                                                    1

Performance summary                                                            6

Sector allocations and
credit rating breakdowns                                                       8

Financial statements:
  Statements of net assets                                                    10
  Statements of operations                                                    21
  Statements of changes in net assets                                         22
  Financial highlights                                                        23
  Notes to financial statements                                               27

Report of independent registered
public accounting firm                                                        33

Other fund information                                                        34

Board of trustees/directors and
officers addendum                                                             35

About the organization                                                        37


Dividend Reinvestment Plans

Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services LLC, at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in a "street" name, contact your financial advisor or the broker/dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services LLC of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services LLC
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield, NJ 07660
800 851-9677

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds
April 11, 2006

Fund managers
Joseph Baxter
Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Florida Insured Municipal Income Fund,
Minnesota Municipal Income Funds II

Robert Collins
Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Florida Insured Municipal Income Fund,
Minnesota Municipal Income Funds II

Denise Franchetti
Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Florida Insured Municipal Income Fund,
Minnesota Municipal Income Funds II

Q: What was the investment environment like for municipal bond funds during the fiscal year ended March 31, 2006?

A: Changes in interest rates and municipal bond refinancings were among the key stories in the municipal bond market during the fiscal year.

The Federal Reserve Board remained committed to tightening U.S. monetary policy, focused on keeping inflation in check. This included a continuous string of eight quarter-point increases to the fed funds rate, which took this target for short-term interest rates from 2.75% on March 22, 2005 to 4.75% as of March 31, 2006 (source: The U.S. Federal Reserve Board).

Despite the fed's actions on short-term interest rates, however, longer term rates did not increase and generally remained low throughout the course of the fiscal year. The 30-year AAA-rated municipal bond yield, for instance, actually declined over the course of the fiscal year, from 4.58% to 4.48% on March 31, 2006 (source: Municipal Market Data).

Rising short-term rates, coupled with the long-term rate downward trend, created a situation that economists typically refer to as a "flattening yield curve," meaning that the difference between short- and long-term bond yields grows smaller across the spectrum of maturities.

In this type of environment, bonds with intermediate maturities -- such as those in the three- to seven-year maturity range -- frequently underperform. We found this to be particularly true during the second half of the fiscal year, when the flattening of the yield curve became more pronounced.

Credit quality among municipal bond issuers generally improved during the fiscal year, and it was another factor influencing the markets. A result of these improving credit qualities was an increase in demand for high yield -- or non-investment grade -- bonds, which performed well. Similarly, among investment grade municipal bonds, lower-rated securities often outperformed higher-rated securities by a significant margin on a total return basis.

Q: What other market-related events influenced performance of municipal bond funds?

A: Issuance of new municipal bonds remained strong during most of the fiscal year. Supply of new municipal bonds is typically assessed on a calendar year basis and, for example, supply in calendar year 2005 totaled a record $408 billion (source: Municipal Market Data).

Driving the record issuance was low interest rates, which provided many issuers with refinancing opportunities. The market's ability to absorb additional supply was aided by non-traditional buyers (buyers more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds). As more and more municipal issuers refinanced in 2005, new issuance dropped off. During the first months of 2006, the rate of new issuance had declined significantly.

For much of the fiscal year, a preferred strategy in all of our municipal bond funds was to hold onto bonds purchased in prior fiscal periods, and to depend on the attractive bond yields that already exist within our Funds. Generally, with interest rates in decline, it became

                                                                   (continued) 1

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

increasingly difficult to identify bonds in the marketplace that were more attractive than our holdings in the portfolio. We believed that selling older bonds that were purchased with attractive yields would only serve to "rotate down" the Funds' yields and potentially generate undesirable taxable gains.

Across each of the closed-end municipal bond funds, we adhered to our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep management team that includes portfolio managers, credit analysts, and traders. Frequently during the year, we opted to focus our resources on monitoring the credit of legacy bonds, which are bonds purchased in prior fiscal periods.

Arizona Municipal Income Fund

Q: What conditions prevailed in the Arizona debt market?

A: Job growth in Arizona continued to accelerate in 2005 and ranked second nationwide. Employment grew approximately 5.3% in 2005, the most rapid rate of annual growth since 1998 (source: Bureau of Labor Statistics). Recent job growth was led by the construction sector, as well as the trade, transportation, and utilities sectors. As of February 2006, the state's unemployment rate was hovering at 4.4%, which was well below the national level of 4.8%. While personal income grew in 2005, it was hampered by job losses in the manufacturing and information sectors, two of the highest paid sectors in Arizona. As a result, Arizona personal income remains below national levels at approximately 87% of the U.S. average (source: Moody's Investors Service).

In fiscal 2005, Arizona's tax revenues increased 19.4%, led by strong personal and corporate income taxes. Arizona's Budget Stabilization Fund totaled $147 million as of June 30, 2005. Arizona's fiscal year 2006 budget totals $8.2 billion and increases base spending by about 7%. The budget includes salary increases for state workers, tax revisions, and an establishment of a full-day kindergarten program (source: Nelson A. Rockefeller Institute of Government and the Fiscal Survey of States-National Governor's Association).

Q: How did the Fund perform versus its benchmark and peer group?

A: Arizona Municipal Income Fund returned 3.31%* (at net asset value with all distributions reinvested), underper-forming both the peer group and the benchmark. By comparison, the Lipper Other States Municipal Debt Funds gained an average of 5.08% for the same period. The Fund's benchmark -- the national Lehman Brothers Municipal Bond Index -- gained 3.81% (source: Lipper).

Q: What strategies affected Fund performance?

A: The Fund underperformed the benchmark due to a lack of exposure to industrial development revenue bonds and pollution control revenue bonds (IDC/PCR) over the 12-month period. The IDR/PCR sector includes tobacco bonds, which we have not invested in as an across-the-board policy in our municipal funds due to the volatility associated with the sub-sector. The IDR/PCR sector was by far the best performing segment in the Index, posting a +9.59% return for the period. When excluding tobacco bonds, the IDR/PCR sector returned only +3.82% over 12 months.

The Fund was also negatively affected by a significant underweighting in BBB-rated bonds. By policy, there was no exposure to non-investment grade bonds. These two rating categories outperformed by a considerable margin, posting returns of 6.99% and 9.12%, respectively. However, as a whole, the Lehman Brothers Municipal Bond Index returned only 3.81% over the 12-month period.

* Past performance is not a guarantee of future results. Substantially all dividends are exempt from federal income tax and may be subject to alternative minimum tax that applies to certain taxpayers. Capital gains, if any, are taxable.


2                                                                    (continued)

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds


Colorado Insured Municipal Income Fund

Q: What conditions prevailed in the Colorado debt market?

A: After experiencing a sharper economic downturn than the nation in recent years, Colorado is now recovering at a healthy pace. The state's employment declines bottomed out in early 2004. In 2005, non-farm payroll employment grew over 2% even though manufacturing employment declined during that period. This is largely attributable to growth in construction, healthcare, and education.

As of February 2006, Colorado's unemployment rate was 4.3%, which was below the national rate (source: Bureau of Labor Statistics). Colorado's tax revenues increased in recent years, with the growth due to increases in personal income tax, sales tax, and, most significantly, corporate income tax. Despite this growth, Colorado's Required Statutory Reserve was drawn down to $198 million in 2005. Voter initiatives, such as the Taxpayer Bill of Rights, have limited Colorado's financial flexibility. In November, Referendum C was approved by Colorado voters. This allows the state to retain tax revenue collected in excess of the fiscal years' budget for the next five years, estimated to be $3.7 billion. The Governor's 2006-2007 budget proposes a 4.1% increase over this year. Budget highlights include increased higher education and human services spending (source: Nelson A. Rockefeller Institute of Government and the Fiscal Survey of States-National Governor's Association).

Q: How did the Fund perform versus its benchmark and peer group?

A: Colorado Insured Municipal Income Fund returned 3.44%* (at net asset value with all distributions reinvested). By comparison, the Lipper Other States Municipal Debt Funds returned an average of 5.08% for the same period. The Fund's benchmark -- the national Lehman Brothers Municipal Bond Index -- returned 3.81% (source: Lipper).

* Past performance is not a guarantee of future results. Substantially all dividends are exempt from federal income tax and may be subject to alternative minimum tax that applies to certain taxpayers. Capital gains, if any, are taxable.

Q: What strategies affected Fund performance?

A: As an insured Fund, we were largely excluded from the industrial development revenue bonds and pollution control revenue bonds IDR/PCR sector, which consists primarily of mid-to-low investment grade bonds. In addition, the industrial development revenue bonds and pollution control revenue bonds (IDR/PCR) sector includes tobacco bonds, which we have not invested in as an across-the-board policy in our municipal funds due to the volatility associated with this sub-sector. The IDR/PCR sector was by far the best performing segment in the Index, posting a +9.59% return for the period. When excluding tobacco bonds, the IDR/PCR sector returned only +3.82% over 12 months.

The Fund underperformed the Lipper Peer Group because of our 100% investment in insured or equivalent AAA-rated bonds, though it should be noted that the Fund's Peer Group is not strictly an insured universe. The Fund was underweighted compared to the benchmark in BBB-rated and non-insured bonds. Over this 12-month period in the Lehman Municipal Bond Index, AAA-rated bonds returned just 3.65%. The A-rated bonds returned 4.19%, BBB-rated bonds returned 6.99%, and non-investment grade bonds posted a 9.12% return.

Florida Insured Municipal Income Fund

Q: What conditions prevailed in the Florida debt market?

A: Florida ranks as the fourth most populous state in the nation and remains one of the nation's fastest growing states. This year showed that Florida's economy continues to be one of the strongest in the country, with rapid job and income growth. Despite another crippling hurricane season, which is magnified by Florida's reliance on tourism, Florida's job growth remained robust with non-farm payroll increasing 2.1% in 2005. The state's unemployment rate remains very low compared to the national average, at a mere 3.2% as of February 2006 (source: Bureau of Labor Statistics).


                                                                   (continued) 3

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

Sales and use tax revenues, which account for approximately 60% of all taxes, grew 12% for fiscal 2005. At $988 million, Florida has one of the highest balances of any state in its budget stabilization fund. The $70.8 billion fiscal 2006 budget includes a 25% increase in the capital outlay budget, an economic development plan, funding of reserves, and $1.5 billion in tax cuts. The tax cuts proposed include the elimination of the intangibles tax and school property tax savings (source: Nelson A. Rockefeller Institute of Government and the Fiscal Survey of States-National Governor's Association).

Q: How did the Fund perform versus its benchmark and peer group?

A: Florida Insured Municipal Income Fund returned 2.76%* (at net asset value with all distributions reinvested). By comparison, the Lipper Florida Municipal Debt Funds gained an average of 4.84% for the same period. The Fund's benchmark -- the national Lehman Brothers Municipal Bond Index -- returned 3.81% (source:
Lipper).

Q: What strategies affected Fund performance?

A: As an insured Fund, we were largely excluded from the industrial development revenue bonds and pollution control revenue bonds (IDR/PCR) sector, which is populated with mid-to-low investment grade bonds. In addition, the IDR/PCR sector includes tobacco bonds, which we have not invested in as an across-the-board policy in our municipal funds due to the volatility associated with this sub-sector. The IDR/PCR sector was by far the best performing segment in the Index, posting a +9.59% return for the period. When excluding tobacco bonds, the IDR/PCR sector returned only +3.82% over 12 months.

The Fund underperformed the Lipper Peer Group because of our 100% investment in insured or equivalent AAA-rated bonds, though it should be noted that the Fund's Peer Group is not strictly an insured universe. The Fund was underweighted compared to the benchmark in BBB-rated and non-insured bonds. Over this 12-month period in the Lehman Brothers Municipal Bond Index, AAA-rated bonds returned just 3.65%, while A-rated bonds returned 4.19%, BBB-rated bonds returned 6.99%, and non-investment grade bonds posted a 9.12% return.

Minnesota's Municipal Income Fund II

Q: What conditions prevailed in the Minnesota debt market?

A: Minnesota's new issuance totaled $7.6 billion in 2005 -- a 20% increase over 2004 (source: Municipal Market Data). Minnesota continues to recover from the 2001 recession, which resulted from its manufacturing sector concentration. The state has shown steady demographic trends, high personal income levels, and low unemployment (source: Nelson A. Rockefeller Institute of Government and the Fiscal Survey of States-National Governor's Association). While Minnesota's non-farm payroll continues to grow, it is now growing at a slower pace than the national average. Employment increased 1.04% in 2005 with gains in the services, construction, and manufacturing sectors (source: Bureau of Labor Statistics). However, Minnesota's unemployment rate remains below national levels at 4.4%. In 2005, tax revenues increased 7.7% due to double-digit growth in personal income tax revenues.

Q: How did the Fund perform versus its benchmark and peer group?

A: Minnesota Municipal Income Fund II returned 4.69%* (at net asset value with all distributions reinvested). Lipper recently moved the Fund into its Other States Municipal Debt peer group, which averaged a 5.08% gain during the year. The Lipper Other States category includes funds from other states, but its average may provide a better comparison than the now-closed Minnesota category that included just two other funds. The Fund's benchmark -- the national Lehman Brothers Municipal Bond Index -- gained 3.81% (source: Lipper).

* Past performance is not a guarantee of future results. Substantially all dividends are exempt from federal income tax and may be subject to alternative minimum tax that applies to certain taxpayers. Capital gains, if any, are taxable.


4                                                                    (continued)

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds


Q: What strategies affected Fund performance?

A: One of the reasons the Fund underperformed other Minnesota closed-end funds was its underweighting in industrial development revenue bonds and pollution control revenue bonds (IDR/PCR) over the 12-month period. The IDR/PCR sector was by far the best performing segment in the Lehman Index, with a 9.59% return over the 12-month period. The IDR/PCR sector includes tobacco bonds, in which, as part of our management policy, we have chosen not to invest. Excluding tobacco bonds, the IDR/PCR sector returned only 3.82% over the 12-months.

The Fund was also negatively affected by its weighting in pre-refunded bonds, which at times during the year accounted for as much as 20% of the Fund's total assets. When a bond becomes pre-refunded, a new bond is issued, and the proceeds are placed in escrow to be invested in U.S. Treasury securities. The proceeds generated are then used to pay the principal and interest on the pre-refunded bond. As such, these bonds typically receive the highest credit ratings and benefit from a price boost when they initially become pre-refunded. Because of their short-to-intermediate maturities, the price performance of this group was hurt during the 12-month period by the flattening of the yield curve, with shorter rates rising and longer rates remaining more stable.

The Fund also experienced a number of calls on seasoned bonds with higher coupons and attractive embedded yields during the 12-month period. As portfolio managers, we must decide whether to sell these bonds early, forfeit the higher interest income, and realize a capital gain in order to seek better price performance. By holding on to the bonds, our strategy was often to let them mature or be called by the issuer. This generally affords us the opportunity to collect high income as long as possible while minimizing realized capital gains in the portfolios. In some environments, however, it does impede total return performance.

Performance summary

Delaware Investments

Arizona Municipal Income Fund Inc.

Fund Basics
As of March 31, 2006

--------------------------------------------------------------------------------
Fund Objective:
--------------------------------------------------------------------------------
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
Total Fund Net Assets:
--------------------------------------------------------------------------------
$43.9 million

--------------------------------------------------------------------------------
Number of Holdings:
--------------------------------------------------------------------------------
49

--------------------------------------------------------------------------------
Fund Start Date:
--------------------------------------------------------------------------------
February 26, 1993

--------------------------------------------------------------------------------
Your Fund Managers:
--------------------------------------------------------------------------------
Joseph Baxter is vice president and senior portfolio manager of municipal bond investments. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds. Mr. Baxter is a graduate of LaSalle University.

Robert Collins is vice president and senior portfolio manager of municipal bond investments. Prior to joining Delaware Investments, Mr. Collins was a senior vice president and director of portfolio management in the Municipal Investment Group within PNC Advisors. Mr. Collins earned his bachelor's degree in economics from Ursinus College. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.

Denise Franchetti joined Delaware Investments in 1997, having previously worked as a fixed-income trader for Provident Mutual Life Insurance Company. Before that, she worked as an investment analyst for General Accident Insurance Company. Ms. Franchetti, a CFA Charterholder, is a member of the Association for Investment Management and Research and the Financial Analysts of Philadelphia. She received her bachelor's and MBA degrees from LaSalle University.

Andrew McCullagh ceased to serve as senior portfolio manager on Arizona Municipal Income and Colorado Insured Municipal Income Funds effective November 23, 2005.


Delaware Investments

Colorado Insured Municipal Income Fund Inc.

Fund Basics
As of March 31, 2006

--------------------------------------------------------------------------------
Fund Objective:
--------------------------------------------------------------------------------
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
Total Fund Net Assets:
--------------------------------------------------------------------------------
$73.8 million

--------------------------------------------------------------------------------
Number of Holdings:
--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------
Fund Start Date:
--------------------------------------------------------------------------------
July 29, 1993

--------------------------------------------------------------------------------
Your Fund Managers:
--------------------------------------------------------------------------------
Joseph Baxter

Robert Collins

Denise Franchetti


6                                                                    (continued)

Performance summary

Delaware Investments

Florida Insured Municipal Income Fund

Fund Basics
As of March 31, 2006

--------------------------------------------------------------------------------
Fund Objective:
--------------------------------------------------------------------------------
The Fund seeks to provide current income exempt from both regular federal income tax and Florida state intangible personal property tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
Total Fund Net Assets:
--------------------------------------------------------------------------------
$35.5 million

--------------------------------------------------------------------------------
Number of Holdings:
--------------------------------------------------------------------------------
39

--------------------------------------------------------------------------------
Fund Start Date:
--------------------------------------------------------------------------------
February 26, 1993

--------------------------------------------------------------------------------
Your Fund Managers:
--------------------------------------------------------------------------------
Joseph Baxter

Robert Collins

Denise Franchetti


Delaware Investments

Minnesota Municipal Income Fund II Inc.

Fund Basics
As of March 31, 2006

--------------------------------------------------------------------------------
Fund Objective:
--------------------------------------------------------------------------------
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
Total Fund Net Assets:
--------------------------------------------------------------------------------
$169.5 million

--------------------------------------------------------------------------------
Number of Holdings:
--------------------------------------------------------------------------------
123

--------------------------------------------------------------------------------
Fund Start Date:
--------------------------------------------------------------------------------
February 26, 1993

--------------------------------------------------------------------------------
Your Fund Managers:
--------------------------------------------------------------------------------
Joseph Baxter

Robert Collins

Denise Franchetti

Sector allocations and credit rating
breakdowns

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments Arizona

Municipal Income Fund, Inc.

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Municipal Bonds                                                        154.34%
Airport Revenue Bonds                                                    7.04%
Convention Center/Auditorium/Hotel Revenue Bonds                         2.36%
Dedicated Tax & Fees Revenue Bonds                                      28.21%
Electric & Gas Revenue Bonds                                             3.53%
Escrowed to Maturity Bonds                                              10.99%
Higher Education Revenue Bonds                                           8.40%
Hospital Revenue Bonds                                                  19.58%
Municipal Lease Revenue Bonds                                           10.83%
Political Subdivision General Obligation Bonds                           1.18%
Pre-Refunded Bonds                                                      26.50%
Primary Education Revenue Bonds                                          2.43%
School District General Obligation Bonds                                17.38%
Single Family Housing Revenue Bonds                                      2.51%
Student Loan Revenue Bonds                                               3.61%
Territorial General Obligation Bonds                                     4.26%
Water & Sewer Revenue Bonds                                              5.53%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       154.34%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                          2.58%
--------------------------------------------------------------------------------
Liquidation Value of Preferred Stock                                   (56.92%)
--------------------------------------------------------------------------------
Total Net Assets                                                       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit Rating Breakdown
--------------------------------------------------------------------------------
AAA                                                                      81.0%
AA                                                                       10.1%
A                                                                         6.7%
BBB                                                                       2.2%
--------------------------------------------------------------------------------
Total                                                                   100.0%
--------------------------------------------------------------------------------


Delaware Investments Colorado Insured

Municipal Income Fund, Inc.

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Municipal Bonds                                                        151.47%
Airport Revenue Bonds                                                   10.48%
Continuing Care/Retirement Revenue Bonds                                 3.62%
Convention Center/Auditorium/Hotel Revenue Bonds                         4.18%
Dedicated Tax & Fees Revenue Bonds                                       3.79%
Electric & Gas Revenue Bonds                                             1.45%
Higher Education Revenue Bonds                                          29.82%
Hospital Revenue Bonds                                                   1.93%
Municipal Lease Revenue Bonds                                           10.68%
Parking Revenue Bonds                                                    3.56%
Political Subdivision General Obligation Bonds                           9.16%
Pre-Refunded Bonds                                                      36.74%
Primary Education Revenue Bonds                                          1.44%
School District General Obligation Bonds                                 9.01%
Turnpike/Toll Road Revenue Bonds                                        12.97%
Water & Sewer Revenue Bonds                                             12.64%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       151.47%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                          2.70%
--------------------------------------------------------------------------------
Liquidation Value of Preferred Stock                                   (54.17%)
--------------------------------------------------------------------------------
Total Net Assets                                                       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit Rating Breakdown
--------------------------------------------------------------------------------
AAA                                                                     100.0%
--------------------------------------------------------------------------------
Total                                                                   100.0%
--------------------------------------------------------------------------------


8                                                                    (continued)

Sector allocations and credit rating
breakdowns

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments Florida Insured

Municipal Income Fund

As of March 31, 2006

                                                                    Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Municipal Bonds                                                        152.86%
Airport Revenue Bonds                                                    9.44%
Dedicated Tax & Fees Revenue Bonds                                      28.49%
Electric & Gas Revenue Bonds                                             5.78%
Higher Education Revenue Bonds                                           3.57%
Hospital Revenue Bonds                                                  17.89%
Multifamily Housing Revenue Bonds                                       23.48%
Municipal Lease Revenue Bonds                                           15.93%
Ports & Harbors Revenue Bonds                                            2.89%
Pre-Refunded Bonds                                                      20.52%
State General Obligation Bonds                                           5.86%
Tax Increment/Special Assessment Bonds                                   0.86%
Turnpike/Toll Road Revenue Bonds                                         2.92%
Water & Sewer Revenue Bonds                                             15.23%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       152.86%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                          3.49%
--------------------------------------------------------------------------------
Liquidation Value of Preferred Stock                                   (56.35%)
--------------------------------------------------------------------------------
Total Net Assets                                                       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit Rating Breakdown
--------------------------------------------------------------------------------
AAA                                                                     100.0%
--------------------------------------------------------------------------------
Total                                                                   100.0%
--------------------------------------------------------------------------------


Delaware Investments Minnesota

Municipal Income Fund II, Inc.

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Municipal Bonds                                                        150.39%
Airport Revenue Bonds                                                   11.30%
City General Obligation Bonds                                            2.14%
Continuing Care/Retirement Revenue Bonds                                 1.66%
Corporate-Backed Revenue Bonds                                           4.71%
Dedicated Tax & Fees Revenue Bonds                                       0.31%
Electric & Gas Revenue Bonds                                            17.67%
Escrowed to Maturity Bonds                                              19.51%
Higher Education Revenue Bonds                                           5.60%
Hospital Revenue Bonds                                                  15.63%
Investor Owned Utilities Revenue Bonds                                   1.95%
Library/Museum Revenue Bonds                                             2.60%
Multifamily Housing Revenue Bonds                                        7.71%
Municipal Lease Revenue Bonds                                           11.04%
Parking Revenue Bonds                                                    2.10%
Political Subdivision General Obligation Bonds                          10.33%
Pre-Refunded Bonds                                                      16.57%
School District General Obligation Bonds                                12.46%
Single Family Housing Revenue Bonds                                      2.34%
State General Obligation Bonds                                           3.47%
Tax Increment/Special Assessment Bonds                                   0.63%
Territorial General Obligation Bonds                                     0.66%
--------------------------------------------------------------------------------
Short-Term Investments                                                   3.44%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       153.83%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                          2.22%
--------------------------------------------------------------------------------
Liquidation Value of Preferred Stock                                   (56.05%)
--------------------------------------------------------------------------------
Total Net Assets                                                       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Credit Rating Breakdown
--------------------------------------------------------------------------------
AAA                                                                      58.6%
AA                                                                       13.8%
A                                                                        16.6%
BBB                                                                       8.6%
NR                                                                        2.4%
--------------------------------------------------------------------------------
Total                                                                   100.0%
--------------------------------------------------------------------------------

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.
March 31, 2006

                                                          Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds - 154.34%
------------------------------------------------------------------------------------
Airport Revenue Bonds - 7.04%
  Phoenix Civic Improvement
    Corporation Airport Revenue
    Senior Lien Series A
    5.00% 7/1/25 (FSA)                                   $1,000,000      $ 1,022,690
    Series B 5.25% 7/1/27 (FGIC) (AMT)                    2,000,000        2,068,680
                                                                         -----------
                                                                           3,091,370
                                                                         -----------

Convention Center/Auditorium/Hotel Revenue Bonds - 2.36%
  Arizona Tourism & Sports Authority Tax
    Revenue Multipurpose Stadium Facilities
    Series A 5.00% 7/1/31 (MBIA)                          1,000,000        1,034,640
                                                                         -----------
                                                                           1,034,640
                                                                         -----------

Dedicated Tax & Fees Revenue Bonds - 28.21%
  Glendale Municipal Property Corporation
    Series A 5.00% 7/1/33 (AMBAC)                         3,000,000        3,096,390
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    Transportation Refunding Series D
    5.00% 7/1/32 (FSA)                                    8,500,000        8,777,780
  San Luis Civic Improvement Corporation
    Municipal Facilities Excise Tax Revenue
    5.00% 7/1/38 (XLCA)                                     500,000          516,225
                                                                         -----------
                                                                          12,390,395
                                                                         -----------

Electric & Gas Revenue Bonds - 3.53%
  Salt River Project Agricultural
    Improvement & Power District Electric
    System Revenue (Salt River Project)
    Series A 5.00% 1/1/31                                 1,500,000        1,547,985
                                                                         -----------
                                                                           1,547,985
                                                                         -----------

Escrowed to Maturity Bonds - 10.99%
  Puerto Rico Commonwealth
    Infrastructure Financing Series A
    5.50% 10/1/40                                         4,500,000        4,827,555
                                                                         -----------
                                                                           4,827,555
                                                                         -----------

Higher Education Revenue Bonds - 8.40%
  Arizona State University Certificates of
    Participation (Research Infrastructure
    Project) 5.00% 9/1/30 (AMBAC)                         1,000,000        1,035,030
  Northern Arizona University
    Certificates of Participation (Northern Arizona
    University Research Project)
    5.00% 9/1/30 (AMBAC)                                  1,000,000        1,038,390
  South Campus Group Student Housing
    Revenue (Arizona State University
    South Campus Project)
    5.625% 9/1/35 (MBIA)                                  1,000,000        1,090,500
  University of Arizona
    Certificates of Participation
    (University of Arizona Project) Series B
    5.125% 6/1/22 (AMBAC)                                   500,000          523,815
                                                                         -----------
                                                                           3,687,735
                                                                         -----------

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Hospital Revenue Bonds - 19.58%
  Maricopa County Industrial Development
    Authority Health Facilities Revenue
    (Catholic Healthcare West)
    Series A 5.50% 7/1/26                                $  430,000      $   449,823
    (Mayo Clinic Hospital)
    5.25% 11/15/37                                        2,000,000        2,070,040
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                   260,000          268,180
  Scottsdale Industrial Development
    Authority Hospital Revenue
    (Scottsdale Healthcare)
    5.80% 12/1/31                                         1,000,000        1,065,320
  Show Low Industrial Development
    Authority Hospital Revenue
    (Navapache Regional Medical Center)
    Series A 5.50% 12/1/17 (ACA)                          1,600,000        1,649,984
  University Medical Center Corporation
    Arizona Hospital Revenue
    5.00% 7/1/33                                          1,000,000        1,001,600
  Yavapai County Industrial Development
    Authority (Yavapai Regional
    Medical Center) Series A
    5.25% 8/1/21 (RADIAN)                                 2,000,000        2,096,500
                                                                         -----------
                                                                           8,601,447
                                                                         -----------

Municipal Lease Revenue Bonds - 10.83%
  Greater Arizona Development Authority
    Infrastructure Revenue Series A
    5.00% 8/1/22 (MBIA)                                     500,000          526,055
  Nogales Development Authority
    Municipal Facilities Revenue
    5.00% 6/1/30 (AMBAC)                                    500,000          518,010
  Phoenix Civic Improvement Corporation
    Excise Tax Senior Lien
    (Municipal Courthouse Project)
    Series A 5.25% 7/1/24                                 1,000,000        1,049,280
  Prescott Valley Municipal Property
    Corporation 5.00% 1/1/27 (FGIC)                         500,000          515,995
  Tucson Certificates of Participation
    5.60% 7/1/11                                          1,100,000        1,122,462
  Yuma Municipal Property Corporation
    5.00% 7/1/25 (AMBAC)                                  1,000,000        1,025,650
                                                                         -----------
                                                                           4,757,452
                                                                         -----------

Political Subdivision General Obligation Bonds - 1.18%
  DC Ranch Community Facilities
    5.00% 7/15/27 (AMBAC)                                   500,000          518,975
                                                                         -----------
                                                                             518,975
                                                                         -----------

ss. Pre-Refunded Bonds - 26.50%
  Arizona School Facilities Board
    Certificates of Participation
    Series B 5.25% 9/1/19-14 (FSA)                        1,000,000        1,089,150
  Arizona School Facilities Board Revenue
    (State School Improvement)
    Series 2001 5.00% 7/1/19-11                           2,000,000        2,121,440


10                                                                   (continued)

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds - 154.34%
------------------------------------------------------------------------------------
ss. Pre-Refunded Bonds (continued)
  Arizona State Transportation Board
    Highway Revenue Refunding
    5.75% 7/1/18-09                                      $2,350,000      $ 2,498,684
  Arizona Water Infrastructure Finance
    Authority Revenue Water Quality
    Series A 5.05% 10/1/20-11                             1,500,000        1,597,260
  Eagle Mountain Community Facilities
    District Series A 6.40% 7/1/17-06
    (Assured Gty)                                         1,500,000        1,525,650
  Oro Valley Municipal Property
    Corporation Excise Tax
    5.00% 7/1/20-11 (FGIC)                                1,000,000        1,049,230
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.125% 7/1/31-11                                        250,000          267,028
  Southern Arizona Capital Facilities
    Finance Corporation
    (University of Arizona Project)
    5.00% 9/1/23-12 (MBIA)                                1,150,000        1,225,739
  Yuma Industrial Development
    Authority Hospital Revenue
    (Yuma Regional Medical Center)
    5.00% 8/1/31-11 (FSA)                                   250,000          266,493
                                                                         -----------
                                                                          11,640,674
                                                                         -----------

Primary Education Revenue Bonds - 2.43%
  Coconino County Unified School
    District #8 (Page Impact Aid Revenue
    Project of 2004) Series A
    5.00% 7/1/15 (MBIA)                                   1,000,000        1,066,360
                                                                         -----------
                                                                           1,066,360
                                                                         -----------

School District General Obligation Bonds - 17.38%
  Maricopa County School District #6
    (Washington Elementary School
    Improvement Project of 2001)
    Series B 5.00% 7/1/17 (FSA)                           1,000,000        1,075,260
    (Washington Elementary)
    Series A 5.375% 7/1/13 (FSA)                          3,000,000        3,271,980
  Maricopa County School District #38
    (Madison Elementary)
    5.00% 7/1/13 (FSA)                                    1,250,000        1,334,000
    5.00% 7/1/14 (FSA)                                      825,000          883,336
  Tempe Union High School District #213
    5.00% 7/1/14 (FSA)                                    1,000,000        1,070,710
                                                                         -----------
                                                                           7,635,286
                                                                         -----------

Single Family Housing Revenue Bonds - 2.51%
  Phoenix Industrial Development
    Authority Single Family Statewide
    Series A 5.35% 6/1/20
    (GNMA) (FNMA) (FHLMC) (AMT)                             540,000          550,546
    Series C 5.30% 4/1/20
    (GNMA) (FNMA) (FHLMC) (AMT)                             425,000          427,316
  Pima County Industrial Development
    Authority Single Family Mortgage
    Revenue Series A-1 6.125% 11/1/33
    (GNMA) (FNMA) (FHLMC) (AMT)                             125,000          125,305
                                                                         -----------
                                                                           1,103,167
                                                                         -----------

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Student Loan Revenue Bonds - 3.61%
  Arizona Student Loan Acquisition
    Authority Revenue Series A-1
    5.90% 5/1/24 (AMT)                                   $1,500,000      $ 1,587,015
                                                                         -----------
                                                                           1,587,015
                                                                         -----------

Territorial General Obligation Bonds - 4.26%
  Puerto Rico Commonwealth Public
    Improvement Series A 5.125% 7/1/31                      500,000          507,890
  Virgin Islands Public Finance Authority
    Revenue (Gross Receipts Tax)
    Series A 6.125% 10/1/29 (ACA)                         1,250,000        1,361,050
                                                                         -----------
                                                                           1,868,940
                                                                         -----------

Water & Sewer Revenue Bonds - 5.53%
  Phoenix Civic Improvement Corporation
    Wastewater Systems Revenue
    Junior Lien
    5.00% 7/1/24 (FGIC)                                   1,590,000        1,653,377
    5.00% 7/1/26 (FGIC)                                     750,000          777,420
                                                                         -----------
                                                                           2,430,797
                                                                         -----------
Total Municipal Bonds (cost $65,032,768)                                  67,789,793
                                                                         -----------

Total Market Value of Securities - 154.34%
  (cost $65,032,768)                                                      67,789,793
Receivables and Other Assets
  Net of Liabilities - 2.58%                                               1,133,556
Liquidation Value of Preferred Stock - (56.92%)                          (25,000,000)
                                                                         -----------

Net Assets Applicable to 2,982,200
  Shares Outstanding - 100.00%                                           $43,923,349
                                                                         ===========

Net Asset Value Per Common Share
  ($43,923,349 / 2,982,200 Shares)                                            $14.73
                                                                              ------

Components of Net Assets at March 31, 2006:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                                 $40,838,893
Undistributed net investment income                                          330,793
Accumulated net realized loss on investments                                  (3,362)
Net unrealized appreciation of investments                                 2,757,025
                                                                         -----------
Total net assets                                                         $43,923,349
                                                                         ===========

ss. Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to financial statements."

                                                                  (continued) 11

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
Assured Gty - Insured by the Assured Guaranty Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

See accompanying notes


12                                                                   (continued)

Statements of net assets

Delaware Investments Colorado Insured Municipal Income Fund, Inc.
March 31, 2006

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds - 151.47%
------------------------------------------------------------------------------------
Airport Revenue Bonds - 10.48%
  Denver City & County Airport Revenue
    Series E 5.25% 11/15/23 (MBIA)                       $7,500,000      $ 7,738,575
                                                                         -----------
                                                                           7,738,575
                                                                         -----------

Continuing Care/Retirement Revenue Bonds - 3.62%
  Colorado Health Facilities Authority
    Revenue (Porter Place) Series A
    6.00% 1/20/36 (GNMA)                                  2,515,000        2,669,723
                                                                         -----------
                                                                           2,669,723
                                                                         -----------

Convention Center/Auditorium/Hotel Revenue Bonds - 4.18%
  Denver Convention Center Series A
    5.00% 12/1/33 (XLCA)                                  3,000,000        3,085,380
                                                                         -----------
                                                                           3,085,380
                                                                         -----------

Dedicated Tax & Fees Revenue Bonds - 3.79%
  Broomfield County Sales & Use Tax
    Revenue Refunding & Improvement
    Series A 5.00% 12/1/31 (AMBAC)                          650,000          671,333
  Golden Sales & Use Tax Revenue
    Improvement Series B
    5.10% 12/1/20 (AMBAC)                                 1,000,000        1,053,930
  Gypsum Sales Tax & General Funding
    Revenue 5.25% 6/1/30 (Assured Gty)                    1,000,000        1,070,890
                                                                         -----------
                                                                           2,796,153
                                                                         -----------

Electric & Gas Revenue Bonds - 1.45%
  Arkansas River Power Authority Colorado
    Power Revenue Improvement
    5.25% 10/1/32 (XLCA)                                  1,000,000        1,070,430
                                                                         -----------
                                                                           1,070,430

Higher Education Revenue Bonds - 29.82%
  Boulder County Development Revenue
    (University Corporation for
    Atmospheric Research)
    5.00% 9/1/26 (MBIA)                                   4,500,000        4,627,620
  Colorado Educational & Cultural
    Facilities Authority
    (Johnson & Wales University Project)
    Series A 5.00% 4/1/28 (XLCA)                          3,000,000        3,095,580
    (University of Colorado Foundation
    Project) 5.00% 7/1/27 (AMBAC)                         4,000,000        4,124,120
    (University of Denver Project)
    Series B 5.25% 3/1/35 (FGIC)                          1,500,000        1,603,380
    (University of Northern Colorado)
    Series A 5.00% 7/1/31 (MBIA)                          2,500,000        2,561,800
  Colorado State Board of Governors
    (Colorado University) Series B
    5.00% 3/1/35 (AMBAC)                                  1,800,000        1,855,620
  University of Northern Colorado Revenue
    Refunding 5.00% 6/1/35 (FSA)                          4,000,000        4,153,200
                                                                         -----------
                                                                          22,021,320
                                                                         -----------

Hospital Revenue Bonds - 1.93%
  Colorado Health Facilities Authority
    (North Colorado Medical Center)
    5.95% 5/15/12 (MBIA)                                  1,420,000        1,427,114
                                                                         -----------
                                                                           1,427,114
                                                                         -----------
                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 10.68%
  Arapahoe County Library District
    Certificates of Participation
    5.70% 12/15/10 (MBIA)                                $2,000,000      $ 2,028,280
  Broomfield City & County
    Certificates of Participation
    5.75% 12/1/24 (AMBAC)                                 1,500,000        1,595,970
  Glendale Certificates of Participation
    5.00% 12/1/25 (XLCA)                                  1,500,000        1,570,020
  Westminster Building Authority
    Certificates of Participation
    5.25% 12/1/22 (MBIA)                                  1,555,000        1,644,755
  Westminster Certificates of
    Participation (Ice Centre Project)
    5.40% 1/15/23 (AMBAC)                                 1,000,000        1,044,100
                                                                         -----------
                                                                           7,883,125
                                                                         -----------

Parking Revenue Bonds - 3.56%
  Auraria Higher Education Center
    Parking Facilities System Revenue
    5.50% 4/1/26 (AMBAC)                                  2,485,000        2,626,695
                                                                         -----------
                                                                           2,626,695
                                                                         -----------

Political Subdivision General Obligation Bonds - 9.16%
  Arapahoe County Water & Wastewater
    Public Improvement District Refunding
    Series A 5.125% 12/1/32 (MBIA)                        1,000,000        1,045,080
  Bowles Metropolitan District
    5.00% 12/1/33 (FSA)                                   2,000,000        2,067,380
  Centennial Downs Metropolitan
    District 5.00% 12/1/28 (AMBAC)                        1,000,000        1,043,890
  Green Valley Ranch Metropolitan
    District 5.75% 12/1/19 (AMBAC)                        1,000,000        1,066,700
  Sand Creek Metropolitan District
    Refunding & Improvement
    5.00% 12/1/31 (XLCA)                                    500,000          515,865
  Stonegate Village Metropolitan District
    Refunding & Improvement
    Series A 5.50% 12/1/21 (FSA)                          1,000,000        1,021,320
                                                                         -----------
                                                                           6,760,235
                                                                         -----------

ss. Pre-Refunded Bonds - 36.74%
  Aurora Certificates of Participation
    5.50% 12/1/30-10 (AMBAC)                              2,000,000        2,149,780
  Burlingame Multifamily Housing
    Revenue Series A
    6.00% 11/1/29-09 (MBIA)                               2,290,000        2,484,032
  City of Colorado Springs
    (Colorado Springs College Project)
    5.375% 6/1/32-09 (MBIA)                               5,000,000        5,298,800
  Colorado Educational & Cultural
    Facilities Authority
    (University of Denver Project)
    5.50% 3/1/21-11 (AMBAC)                               3,200,000        3,454,880
  Denver City & County
    Certificates of Participation Series B
    5.50% 12/1/25-10 (AMBAC)                              2,000,000        2,171,100


                                                                  (continued) 13

Statements of net assets

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
ss. Pre-Refunded Bonds (continued)
  Denver City & County Excise Tax
    Revenue (Colorado Convention
    Center Project) Series A
    5.00% 9/1/20-11 (FSA)                                $6,500,000      $ 6,872,904
  Eagle County Certificates of Participation
    5.40% 12/1/18-09 (MBIA)                               1,000,000        1,067,720
  Lakewood Certificates of Participation
    5.375% 12/1/22-10 (AMBAC)                             2,000,000        2,143,600
  Pueblo County (Library District Project)
    5.80% 11/1/19-09 (AMBAC)                              1,395,000        1,494,115
                                                                         -----------
                                                                          27,136,931
                                                                         -----------

Primary Education Revenue Bonds - 1.44%
  Colorado Educational & Cultural
    Facilities Authority Refunding
    (Bromley School Project)
    5.25% 9/15/32 (XLCA)                                  1,000,000        1,063,160
                                                                         -----------
                                                                           1,063,160
                                                                         -----------

School District General Obligation Bonds - 9.01%
  Adams & Arapahoe Counties Joint
    School District #28J (Aurora)
    Series A 5.00% 12/1/22 (FSA)                          2,000,000        2,091,160
    5.25% 12/1/25                                         1,000,000        1,080,090
  Douglas County School District #Re-1
    (Douglas & Elbert Counties)
    5.00% 12/15/21 (MBIA)                                 1,000,000        1,043,090
  Garfield Pitkin & Eagle County School
    District #Re 001 Series A
    (Roaring Fork County)
    5.00% 12/15/27 (FSA)                                  1,500,000        1,564,965
  Weld & Adams Counties School
    District #Re-3J 5.00% 12/15/24 (FSA)                    830,000          870,230
                                                                         -----------
                                                                           6,649,535
                                                                         -----------

Turnpike/Toll Road Revenue Bonds - 12.97%
  E-470 Public Highway Authority Series A
    5.75% 9/1/29 (MBIA)                                   3,000,000        3,277,110
    5.75% 9/1/35 (MBIA)                                   1,700,000        1,857,029
  Northwest Parkway Public
    Highway Authority Series A
    5.25% 6/15/41 (FSA)                                   4,250,000        4,444,565
                                                                         -----------
                                                                           9,578,704
                                                                         -----------

Water & Sewer Revenue Bonds - 12.64%
  Colorado Water Resources &
    Power Development Authority
    Small Water Resources Revenue
    Series A 5.80% 11/1/20 (FGIC)                         2,000,000        2,167,260
  Colorado Water Resources & Power
    Development Authority Water
    Resources Revenue (Parker Water &
    Sanitation District) Series D
    5.125% 9/1/34 (MBIA)                                  1,500,000        1,569,300
    5.25% 9/1/43 (MBIA)                                   2,000,000        2,114,100
  Lafayette Water Revenue Series A
    5.00% 12/1/27 (MBIA)                                  1,100,000        1,142,856

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Water & Sewer Revenue Bonds (continued)
  Ute Utility Water Conservancy
    District Water Revenue
    5.75% 6/15/20 (MBIA)                                 $2,155,000      $  2,335,697
                                                                         ------------
                                                                            9,329,213
                                                                         ------------

Total Municipal Bonds
  (cost $106,415,936)                                                     111,836,293
                                                                         ------------

Total Market Value of Securities - 151.47%
  (cost $106,415,936)                                                     111,836,293
Receivables and Other Assets
  Net of Liabilities - 2.70%                                                1,996,569
Liquidation Value of Preferred Stock - (54.17%)                           (40,000,000)
                                                                         ------------

Net Assets Applicable to 4,837,100
  Shares Outstanding - 100.00%                                           $ 73,832,862
                                                                         ============

Net Asset Value Per Common Share
  ($73,832,862 / 4,837,100 Shares)                                             $15.26
                                                                               ------

Components of Net Assets at March 31, 2006:
Common stock, $0.01 par value, 200 million
shares authorized to the Fund                                            $ 67,238,110
Undistributed net investment income                                           938,459
Accumulated net realized gain on investments                                  235,936
Net unrealized appreciation of investments                                  5,420,357
                                                                         ------------
Total net assets                                                         $ 73,832,862
                                                                         ============

ss. Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to financial statements."

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Assurance Corporation
Assured Gty - Insured by the Assured Guaranty Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
XLCA - Insured by XL Capital Assurance

See accompanying notes


14                                                                   (continued)

Statements of net assets

Delaware Investments Florida Insured Municipal Income Fund

March 31, 2006

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds - 152.86%
------------------------------------------------------------------------------------
Airport Revenue Bonds - 9.44%
  Dade County Aviation Revenue
    Series B 5.60% 10/1/26 (MBIA)                        $1,000,000      $ 1,028,060
  Miami-Dade County Aviation Revenue
    (Miami International Airport)
    Series B 5.00% 10/1/37 (FGIC)                         2,250,000        2,322,810
                                                                         -----------
                                                                           3,350,870
                                                                         -----------

Dedicated Tax & Fees Revenue Bonds - 28.49%
  Flagler County Capital Improvements
    Revenue 5.00% 10/1/35 (MBIA)                          1,000,000        1,041,050
  Florida State Department of
    Transportation 5.00% 7/1/31 (FGIC)                    1,525,000        1,577,826
  Jacksonville Sales Tax Revenue
    5.00% 10/1/30 (MBIA)                                  1,500,000        1,555,515
  Jacksonville Transportation Revenue
    5.25% 10/1/29 (MBIA)                                  2,000,000        2,112,740
  Miami Beach Resort Tax Revenue
    5.50% 10/1/16 (AMBAC)                                 1,000,000        1,029,000
  (*) Miami-Dade County Special Obligation
    (Capital Appreciation & Income)
    Series B 5.00% 10/1/35 (MBIA)                         2,000,000        1,750,940
  Seminole County Sales Tax Revenue
    5.00% 10/1/31 (MBIA)                                  1,000,000        1,043,420
                                                                         -----------
                                                                          10,110,491
                                                                         -----------

Electric & Gas Revenue Bonds - 5.78%
  JEA Electric Systems Revenue Series 3-A
    5.00% 10/1/34 (FSA)                                   2,000,000        2,049,940
                                                                         -----------
                                                                           2,049,940
                                                                         -----------

Higher Education Revenue Bonds - 3.57%
  Florida Agriculture & Mechanical
    University Revenue
    (Student Apartment Facility)
    5.625% 7/1/21 (MBIA)                                  1,250,000        1,268,275
                                                                         -----------
                                                                           1,268,275
                                                                         -----------

Hospital Revenue Bonds - 17.89%
  Escambia County Health Facilities
    Authority (Florida Health Care
    Facilities - VHA Program)
    5.95% 7/1/20 (AMBAC)                                    355,000          373,804
  Lee County Memorial Health System
    Board of Directors Series A
    5.00% 4/1/20 (FSA)                                    1,000,000        1,032,140
  Miami-Dade County Public Facilities
    Revenue (Jackson Health Systems)
    Series A 5.00% 6/1/35 (MBIA)                          1,500,000        1,546,635
  Orange County Health Facilities
    Authority Revenue
    (Orlando Regional Healthcare)
    Series A 6.25% 10/1/18 (MBIA)                         2,000,000        2,358,140
  South Broward Hospital Refunding
    5.00% 5/1/35 (MBIA)                                   1,000,000        1,038,900
                                                                         -----------
                                                                           6,349,619
                                                                         -----------

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 23.48%
  Broward County Housing Finance
    Authority (St. Croix Apartments
    Project) Series A 5.45% 11/1/36
    (FSA) (AMT)                                          $  935,000      $   958,843
  Florida Housing Finance Agency
    (Homeowner Mortgage) Series 2
    5.90% 7/1/29 (MBIA) (AMT)                               565,000          577,515
    (Leigh Meadows Apartments HUD)
    Series N 6.30% 9/1/36
    (AMBAC) (AMT)                                         2,510,000        2,570,816
    (Woodbridge Apartments Project)
    Series L
    6.05% 12/1/16 (AMBAC) (AMT)                           1,120,000        1,149,725
    6.25% 6/1/36 (AMBAC) (AMT)                            1,500,000        1,539,810
  Volusia County Multifamily Housing
    Finance Authority
    (San Marco Apartments) Series A
    5.60% 1/1/44 (FSA) (AMT)                              1,500,000        1,538,370
                                                                         -----------
                                                                           8,335,079
                                                                         -----------

Municipal Lease Revenue Bonds - 15.93%
  Broward County School Board
    Certificates of Participation
    Series A 5.25% 7/1/24 (FSA)                           1,000,000        1,061,500
  Florida State Municipal Loan
    (Council Revenue) Series A
    5.00% 2/1/35 (MBIA)                                   2,000,000        2,069,900
  Orange County School Board
    Certificates of Participation
    Series A 5.00% 8/1/27 (MBIA)                          1,250,000        1,286,463
  Palm Beach County School Board
    Certificates of Participation
    Series D 5.00% 8/1/28 (FSA)                           1,200,000        1,235,004
                                                                         -----------
                                                                           5,652,867
                                                                         -----------

Ports & Harbors Revenue Bonds - 2.89%
  Florida Ports Financing Commission
    State Transportation Trust Fund
    5.375% 6/1/27 (MBIA) (AMT)                            1,000,000        1,023,990
                                                                         -----------
                                                                           1,023,990
                                                                         -----------

ss. Pre-Refunded Bonds - 20.52%
  Florida State Board of Education
    (Capital Outlay Public Education)
    Series C 6.00% 6/1/21-10 (FGIC)                       2,000,000        2,194,380
  Indian River County Water & Sewer
    Revenue 5.50% 9/1/16-06 (FGIC)                        1,000,000        1,027,720
  Sunrise Utility System Revenue
    Series A 5.75% 10/1/26-06 (AMBAC)                     1,900,000        1,940,109
  Tampa Utility Tax Improvement
    Series A 6.125% 10/1/19-09 (AMBAC)                    1,000,000        1,088,750
  Village Center Community Development
    District Recreational Revenue
    Series A 5.85% 11/1/16-06 (MBIA)                      1,000,000        1,033,240
                                                                         ------------
                                                                           7,284,199
                                                                         ------------


                                                                  (continued) 15

Statements of net assets

Delaware Investments Florida Insured Municipal Income Fund

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
State General Obligation Bonds - 5.86%
  Florida State Board of Education Public
    Education (Capital Outlay)
    Series C 5.00% 6/1/34 (AMBAC)                        $2,000,000      $ 2,080,560
                                                                         ------------
                                                                           2,080,560
                                                                         ------------

Tax Increment/Special Assessment Bonds - 0.86%
  Julington Creek Plantation Community
    Development District Special
    Assessment 5.00% 5/1/29 (MBIA)                          295,000          304,664
                                                                         ------------
                                                                             304,664
                                                                         ------------

Turnpike/Toll Road Revenue Bonds - 2.92%
  Miami-Dade County Expressway
    Authority Toll Systems Revenue
    Series B 5.00% 7/1/33 (FGIC)                          1,000,000        1,035,820
                                                                         ------------
                                                                           1,035,820
                                                                         ------------

Water & Sewer Revenue Bonds - 15.23%
  JEA Water & Sewer Systems Revenue
    Sub-Second Crossover
    5.00% 10/1/25 (MBIA)                                  1,000,000        1,042,530
  Riviera Beach Utilities Special District
    Water & Sewer Revenue
    5.00% 10/1/34 (FGIC)                                  1,200,000        1,245,168
  Village Center Community Development
    District Utility Revenue
    5.00% 10/1/36 (MBIA)                                  1,500,000        1,550,880
  Winter Haven Utilities Systems Revenue
    Refunding & Improvement
    5.00% 10/1/30 (MBIA)                                  1,500,000        1,567,486
                                                                         ------------
                                                                           5,406,064
                                                                         ------------
Total Municipal Bonds (cost $52,651,047)                                  54,252,438
                                                                         ------------

Total Market Value of Securities - 152.86%
  (cost $52,651,047)                                                      54,252,438
Receivables and Other Assets
  Net of Liabilities - 3.49%                                               1,239,770
Liquidation Value of Preferred Stock - (56.35%)                          (20,000,000)
                                                                         ------------

Net Assets Applicable to 2,422,200
  Shares Outstanding - 100.00%                                           $35,492,208
                                                                         ===========

Net Asset Value Per Common Share
  ($35,492,208 / 2,422,200 Shares)                                            $14.65
                                                                              ------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Components of Net Assets at March 31, 2006:
Common stock, $0.01 par value,
unlimited shares authorized to the Fund                                  $33,361,389
Undistributed net investment income                                          422,158
Accumulated net realized gain on investments                                 107,270
Net unrealized appreciation of investments                                 1,601,391
                                                                         -----------
Total net assets                                                         $35,492,208
                                                                         ===========

(*) Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

ss. Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to financial statements."

Summary of abbreviations:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VHA - Veterans Health Administration

See accompanying notes


16                                                                   (continued)

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.
March 31, 2006

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds - 150.39%
------------------------------------------------------------------------------------
Airport Revenue Bonds - 11.30%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.00% 1/1/22 (MBIA)                         $3,000,000      $ 3,110,130
    Series A 5.00% 1/1/28 (MBIA)                          2,120,000        2,190,320
    Series A 5.00% 1/1/30 (AMBAC)                         2,450,000        2,493,782
    Series A 5.125% 1/1/25 (FGIC)                           900,000          933,183
    Series A 5.25% 1/1/16 (MBIA)                          1,000,000        1,062,000
    Series B 5.00% 1/1/35 (AMBAC)                         2,000,000        2,067,880
    Series B 5.25% 1/1/24 (FGIC) (AMT)                    1,000,000        1,031,040
    Series C 5.25% 1/1/32 (FGIC)                          6,000,000        6,265,200
                                                                         ------------
                                                                          19,153,535
                                                                         ------------

City General Obligation Bonds - 2.14%
  Minneapolis/St. Paul Metropolitan
    Council Series C 5.00% 2/1/22                         1,000,000        1,045,150
  Willmar (Rice Memorial Hospital Project)
    5.00% 2/1/32 (FSA)                                    2,500,000        2,585,325
                                                                         ------------
                                                                           3,630,475
                                                                         ------------

Continuing Care/Retirement Revenue Bonds - 1.66%
  St. Paul Housing & Redevelopment
    Authority Revenue
    (Franciscan Health Project)
    5.40% 11/20/42 (GNMA) (FHA)                           2,700,000        2,818,719
                                                                         ------------
                                                                           2,818,719
                                                                         ------------

Corporate-Backed Revenue Bonds - 4.71%
  Anoka County Solid Waste Disposal
    National Rural Co-Op Utility (United
    Power Association) Series A
    6.95% 12/1/08 (AMT)                                     435,000          436,827
  Cloquet Pollution Control Revenue
    (Potlatch Corporation Project)
    5.90% 10/1/26                                         5,500,000        5,602,850
  Minneapolis Community Development
    Agency Supported Development
    Revenue (Pajor Graphics)
    Series 1 6.75% 12/1/25
    (LOC - US Bank NA) (AMT)                                865,000          921,727
  Sartell Environmental Improvement
    Revenue (International Paper)
    Series A 5.20% 6/1/27                                 1,000,000        1,016,370
                                                                         ------------
                                                                           7,977,774
                                                                         ------------

Dedicated Tax & Fees Revenue Bonds - 0.31%
  Virgin Islands Public Finance Authority
    (Matching Fund Loan Notes)
    5.25% 10/1/23                                           500,000          529,685
                                                                         ------------
                                                                             529,685
                                                                         ------------

Electric & Gas Revenue Bonds - 17.67%
  Chaska Electric Revenue
    (Generating Facilities)
    Series A 5.25% 10/1/25                                  250,000          263,773
  Minnesota State Municipal
    Power Agency Series A
    5.00% 10/1/34                                         6,500,000        6,626,230
    5.25% 10/1/19                                         1,610,000        1,710,867
  Rochester Electric Utility Revenue
    5.25% 12/1/30 (AMBAC)                                   600,000          631,134

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Electric & Gas Revenue Bonds (continued)
  Southern Minnesota Municipal
    Power Agency Supply System
    Revenue Series A
    5.00% 1/1/12 (AMBAC)                                 $1,000,000      $ 1,059,020
    5.25% 1/1/15 (AMBAC)                                  1,270,000        1,381,747
    5.25% 1/1/16 (AMBAC)                                  1,500,000        1,635,510
  (&) Southern Minnesota Municipal Power
    Agency Supply System Revenue,
    Inverse Floater ROLs
    Series II-R-189 7.251% 1/1/15
    (AMBAC)                                               1,500,000        1,763,985
    Series II-R-189-3 7.206% 1/1/14
    (AMBAC)                                               7,000,000        8,160,319
  Western Minnesota
    Municipal Power Agency
    Series A 5.00% 1/1/30 (MBIA)                          5,460,000        5,647,551
    Series B 5.00% 1/1/15 (MBIA)                          1,000,000        1,069,730
                                                                         -----------
                                                                          29,949,866
                                                                         -----------

Escrowed to Maturity Bonds - 19.51%
  Dakota/Washington Counties Housing &
    Redevelopment Authority
    Bloomington Mortgage Single Family
    Residential Revenue 8.375% 9/1/21
    (GNMA) (FHA) (VA) (AMT)                               8,055,000       11,627,393
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Series A 5.75% 1/1/18                                 3,715,000        3,942,507
    Series B 5.50% 1/1/15 (AMBAC)                           390,000          413,891
    Series B 5.75% 1/1/11 (FGIC)                          1,000,000        1,015,060
  St. Paul Housing & Redevelopment
    Authority Sales Tax
    (Civic Center Project)
    5.55% 11/1/23                                         2,300,000        2,356,626
    5.55% 11/1/23 (MBIA)                                  4,200,000        4,303,404
  University of Minnesota Hospital &
    Clinics 6.75% 12/1/16                                 2,580,000        3,088,621
  University of Minnesota Series A
    5.50% 7/1/21                                          4,000,000        4,534,960
  Western Minnesota Municipal Power
    Agency Series A 6.625% 1/1/16                         1,535,000        1,791,345
                                                                         -----------
                                                                          33,073,807
                                                                         -----------

Higher Education Revenue Bonds - 5.60%
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of St. Benedict) Series 5-W
    5.00% 3/1/20                                          2,000,000        2,047,460
    5.25% 3/1/24                                            300,000          310,620
    (St. Catherine College) Series 5-N1
    5.375% 10/1/32                                        1,500,000        1,564,245
    (St. Mary's University) Series 5-U
    4.80% 10/1/23                                         1,400,000        1,408,848
    (St. Thomas University) Series 5-Y
    5.00% 10/1/24                                         1,000,000        1,032,140
    5.25% 10/1/34                                         1,500,000        1,572,585


                                                                  (continued) 17

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
  St. Cloud Housing & Redevelopment
    Authority Revenue (State University
    Foundation Project) 5.00% 5/1/23                     $1,000,000      $  1,035,190
  University of the Virgin Islands
    Series A 5.375% 6/1/34                                  500,000           520,910
                                                                         ------------
                                                                            9,491,998
                                                                         ------------

Hospital Revenue Bonds - 15.63%
  Bemidji Health Care Facilities
    First Meeting Revenue
    (North Country Health Services)
    5.00% 9/1/24 (RADIAN)                                 1,500,000         1,544,715
  Duluth Economic Development
    Authority Health Care Facilities
    Revenue (Benedictine Health System-
    St. Mary's Hospital) 5.25% 2/15/33                    5,000,000         5,104,699
  Glencoe Minnesota Health Care Facilities
    Revenue (Glencoe Regional Health
    Services Project) 5.00% 4/1/25                        2,000,000         2,026,760
  Minneapolis Health Care System Revenue
    (Allina Health Systems) Series A
    5.75% 11/15/32                                        3,200,000         3,401,280
    (Fairview Health Services) Series D
    5.00% 11/15/30 (AMBAC)                                1,500,000         1,556,790
    5.00% 11/15/34 (AMBAC)                                3,250,000         3,362,775
  Minnesota Agricultural & Economic
    Development Board Revenue
    (Fairview Health Care System) Series A
    5.75% 11/15/26 (MBIA)                                   100,000           104,868
    6.375% 11/15/29                                         195,000           210,031
  Rochester Health Care Facilities Revenue
    (Mayo Foundation) Series B
    5.50% 11/15/27                                        4,365,000         4,536,239
  Shakopee Health Care Facilities Revenue
    (St. Francis Regional Medical Center)
    5.25% 9/1/34                                            810,000           831,684
  St. Louis Park Health Care Facilities
    Revenue (Park Nicollet Health Services)
    Series B 5.25% 7/1/30                                 1,250,000         1,290,000
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    Revenue (Regions Hospital Project)
    5.30% 5/15/28                                         1,000,000         1,011,130
  Waconia Health Care Facilities Revenue
    (Ridgeview Medical Center Project)
    Series A 6.10% 1/1/19 (RADIAN)                        1,405,000         1,506,441
                                                                         ------------
                                                                           26,487,412
                                                                         ------------

Investor Owned Utilities Revenue Bonds - 1.95%
  Laurentian Energy Authority I
    Series A 5.00% 12/1/21                                3,325,000         3,314,393
                                                                         ------------
                                                                            3,314,393
                                                                         ------------

Library/Museum Revenue Bonds - 2.60%
  Minneapolis Art Center Facilities
    Revenue (Walker Art Center Project)
    5.125% 7/1/21                                         4,250,000         4,410,310
                                                                         ------------
                                                                            4,410,310
                                                                         ------------

                                                         Principal          Market
                                                           Amount           Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 7.71%
  Chanhassen Multifamily Housing
    Revenue (Heritage Park Apartments
    Project-Section 8) 6.20% 7/1/30
    (FHA) (AMT)                                          $1,105,000      $ 1,135,531
  Harmony Multifamily Housing Revenue
    Section 8 (Zedakah Foundation
    Project) Series A 5.95% 9/1/20                        1,000,000          847,960
  Minneapolis Community Development
    Agency Development Revenue
    (Limited Tax Supported Common
    Bond Fund) Series 5 5.70% 12/1/27                       375,000          380,569
  Minneapolis Multifamily Housing Revenue
    (Gaar Scott Loft Project)
    5.95% 5/1/30 (AMT)                                      965,000        1,006,505
    (Olson Townhomes Project)
    6.00% 12/1/19 (AMT)                                     930,000          930,121
    (Seward Towers Project)
    5.00% 5/20/36 (GNMA)                                  2,000,000        2,070,340
    (Sumner Housing Project) Series A
    5.15% 2/20/45 (GNMA) (AMT)                            3,575,000        3,619,043
  Minnesota State Housing
    Finance Agency Rental Housing
    Series A 5.00% 2/1/35 (AMT)                           1,000,000        1,008,790
    Series D 5.95% 2/1/18 (MBIA)                            135,000          136,362
  Southeastern Minnesota Multi-County
    Housing & Redevelopment Authority
    (Winona County) 5.35% 1/1/28                          1,170,000        1,175,265
  Washington County Housing &
    Redevelopment Authority
    Governmental Revenue
    (Woodland Park Apartments Project)
    4.70% 10/1/32                                           750,000          750,998
                                                                         -----------
                                                                          13,061,484
                                                                         -----------

Municipal Lease Revenue Bonds - 11.04%
  Andover Economic Development
    Authority Public Facilities Lease
    Revenue (Andover Community Center)
    5.125% 2/1/24                                           500,000          515,575
    5.20% 2/1/29                                          1,000,000        1,032,580
  Minneapolis Development Revenue
    (Limited Tax Supported Common
    Bond Fund) 5.50% 12/1/24 (AMT)                        1,000,000        1,047,280
  Puerto Rico Public Buildings Authority
    Guaranteed Government Facilities
    Revenue Series D 5.25% 7/1/27                           530,000          549,949
  St. Paul Port Authority Lease Revenue
    (Cedar Street Office Building Project)
    5.00% 12/1/22                                         2,385,000        2,489,320
    5.125% 12/1/27                                        1,000,000        1,045,960
    5.25% 12/1/27                                         4,800,000        5,060,160
    (Robert Street Office Building Project)
    5.00% 12/1/27                                         3,045,000        3,167,653
    Series 9 5.25% 12/1/27                                2,000,000        2,115,520


18                                                                   (continued)

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

                                                         Principal        Market
                                                           Amount          Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
Municipal Lease Revenue Bonds (continued)
  Virgina Housing & Redevelopment
    Authority Health Care Facility
    Lease Revenue
    5.375% 10/1/30                                       $  965,000      $   988,073
    5.25% 10/1/25                                           680,000          695,572
                                                                         -----------
                                                                          18,707,642
                                                                         -----------

Parking Revenue Bonds - 2.10%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                           3,350,000        3,552,441
                                                                         -----------
                                                                           3,552,441
                                                                         -----------

Political Subdivision General Obligation Bonds - 10.33%
  Dakota County Community
    Development Agency Governmental
    Housing Series A 5.00% 1/1/23                         1,100,000        1,150,281
  Hennepin County Regional Railroad
    Authority 5.00% 12/1/26                               3,500,000        3,616,129
  Hennepin County Series B
    5.00% 12/1/18                                         2,300,000        2,408,583
  Metropolitan Council Waste Water
    Treatment Series B 5.00% 12/1/21                      2,000,000        2,114,380
  Minneapolis Sports Arena Project
    5.125% 10/1/20                                          750,000          769,110
  Moorhead Series B 5.00% 2/1/33 (MBIA)                   3,250,000        3,374,573
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/22 (MBIA)                                   1,705,000        1,812,620
    5.50% 2/1/32 (MBIA)                                   2,140,000        2,260,375
                                                                         -----------
                                                                          17,506,051
                                                                         -----------

ss. Pre-Refunded Bonds - 16.57%
  Chaska Electric Revenue Series A
    6.00% 10/1/25-10                                      1,000,000        1,095,190
  Minneapolis Community Development
    Agency (Limited Tax Supported
    Common Bond Fund)
    Series G-1 5.70% 12/1/19-11                           1,100,000        1,197,251
    Series G-3 5.45% 12/1/31-11                           1,000,000        1,081,660
  Minneapolis Health Care System Revenue
    (Fairview Health Services)
    Series A 5.625% 5/15/32-12                            2,750,000        3,030,088
  Minnesota Agricultural & Economic
    Development Board Revenue
    (Fairview Health Care System) Series A
    5.75% 11/15/26-07 (MBIA)                              5,450,000        5,740,539
    6.375% 11/15/29-10                                    6,105,000        6,818,002
  Minnesota State Higher Education
    Facilities Authority Revenue
    (St. Thomas University)
    Series 4-A1 5.625% 10/1/21-06                         2,010,000        2,031,145
  Puerto Rico Commonwealth
    6.00% 7/1/26-07                                       1,000,000        1,044,550
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series D 5.25% 7/1/38-12                              1,000,000        1,079,650
    Series Y 5.50% 7/1/26-06                              2,000,000        2,039,540

                                                         Principal           Market
                                                           Amount            Value
------------------------------------------------------------------------------------
Municipal Bonds (continued)
------------------------------------------------------------------------------------
ss. Pre-Refunded Bonds (continued)
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.00% 7/1/27-12                                      $1,250,000      $ 1,337,350
  Puerto Rico Public Buildings Authority
    Guaranteed Government Facilities
    Revenue Bond Series D
    5.25% 7/1/27-12                                       1,470,000        1,581,147

                                                                         -----------
                                                                          28,076,112
                                                                         -----------

School District General Obligation Bonds - 12.46%
  Centennial Independent School
    District #012 Series 2002-A
    5.00% 2/1/20 (FSA)                                      800,000          839,344
  Elk River Independent School
    District #728 Series A
    5.00% 2/1/16 (FGIC)                                   1,500,000        1,593,645
  Farmington Independent School
    District #192
    Series A 5.00% 2/1/23 (FSA)                           2,280,000        2,385,610
    Series B 5.00% 2/1/27 (FSA)                           1,500,000        1,570,230
  Lakeville Independent School
    District #194 Series A
    4.75% 2/1/22 (FSA)                                    2,000,000        2,054,480
  Minneapolis Special School District #001
    5.00% 2/1/19 (FSA)                                    1,675,000        1,759,370
  Morris Independent School District #769
    5.00% 2/1/28 (MBIA)                                   3,750,000        3,979,462
  Mounds View Independent School
    District #621 Series A
    5.00% 2/1/23 (FSA)                                    2,020,000        2,103,446
  Princeton Independent School
    District #477 Series A
    5.00% 2/1/24 (FSA)                                    1,000,000        1,050,560
  Robbinsdale Independent School
    District #281 5.00% 2/1/21 (FSA)                        500,000          520,740
  St. Michael Independent
    School District #885
    5.00% 2/1/22 (FSA)                                    2,000,000        2,084,420
    5.00% 2/1/24 (FSA)                                    1,125,000        1,169,303
                                                                         -----------
                                                                          21,110,610
                                                                         -----------

Single Family Housing Revenue Bonds - 2.34%
  Dakota County Housing &
    Redevelopment Authority Single
    Family Mortgage Revenue
    Series B 5.85% 10/1/30
    (GNMA) (FNMA) (AMT)                                      28,000           28,690
  Minnesota State Housing Finance Agency
    Single Family Mortgage Revenue
    Series 1992-C2 6.15% 7/1/23 (AMT)                       920,000          920,874
    Series B 5.35% 1/1/33 (AMT)                           1,780,000        1,819,106
    Series J 5.90% 7/1/28 (AMT)                           1,155,000        1,190,158
                                                                         -----------
                                                                           3,958,828
                                                                         -----------


                                                                  (continued) 19

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

                                                          Principal      Market
                                                            Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
State General Obligation Bonds - 3.47%
  Minnesota State 5.00% 8/1/21                           $5,025,000     $  5,278,160
  (&) Minnesota State,
    Inverse Floater ROLs 6.832% 11/1/17                     570,000          605,260
                                                                        ------------
                                                                           5,883,420
                                                                        ------------

Tax Increment/Special Assessment Bonds - 0.63%
  Moorhead Economic Development
    Authority Tax Increment Series A
    5.25% 2/1/25 (MBIA)                                   1,000,000        1,063,740
                                                                        ------------
                                                                           1,063,740
                                                                        ------------

Territorial General Obligation Bonds - 0.66%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.50% 7/1/19 (MBIA)                                   1,000,000        1,127,200
                                                                        ------------
                                                                           1,127,200
                                                                        ------------
Total Municipal Bonds (cost $244,945,455)                                254,885,502
                                                                        ------------

------------------------------------------------------------------------------------
Short-Term Investments - 3.44%
------------------------------------------------------------------------------------
o Variable Rate Demand Notes - 3.44%
    Minneapolis Health Care System
      Revenue (Fairview Health Services)
      Class A 3.16% 11/15/32
      (AMBAC) (SPA - Citibank N.A.)                       5,830,000        5,830,000
                                                                        ------------
Total Short-Term Investments
  (cost $5,830,000)                                                        5,830,000
                                                                        ------------
Total Market Value of Securities - 153.83%
  (cost $250,775,455)                                                    260,715,502
Receivables and Other Assets
  Net of Liabilities - 2.22%                                               3,765,117
Liquidation Value of Preferred Stock - (56.05%)                          (95,000,000)
                                                                        ------------
Net Assets Applicable to 11,504,975
  Shares Outstanding - 100.00%                                          $169,480,619
                                                                        ------------
Net Asset Value Per Common Share
  ($169,480,619 / 11,504,975 Shares)                                          $14.73
                                                                              ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2006:
Common Stock, $0.01 par value,
  200 million shares authorized to the Fund                             $158,785,529
Undistributed net investment income                                          969,303
Accumulated net realized loss on investments                                (214,260)
Net unrealized appreciation of investments                                 9,940,047
                                                                        ------------
Total net assets                                                        $169,480,619
                                                                        ============

ss. Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to financial statements."

(&) An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2006. See Note 7 in "Notes to financial statements."

o Variable rate security. The interest rate shown is the rate as of March 31, 2006.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Options Long
SPA - Stand-by Purchase Agreement
VA - Insured by the Veterans Administration

See accompanying notes

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds
Year Ended March 31, 2006

                                                                      Delaware        Delaware         Delaware        Delaware
                                                                    Investments      Investments      Investments     Investments
                                                                      Arizona     Colorado Insured  Florida Insured    Minnesota
                                                                     Municipal        Municipal        Municipal       Municipal
                                                                       Income           Income          Income          Income
                                                                     Fund, Inc.       Fund, Inc.         Fund         Fund II, Inc.

Investment Income:
  Interest                                                           $ 3,301,584      $ 5,647,310      $ 2,856,992    $ 8,683,517
                                                                     -----------      -----------      -----------    -----------
Expenses:
  Management fees                                                        280,109          462,481          226,913        708,382
  Remarketing agent fees                                                  63,019           95,798           50,416        161,910
  Accounting and administration expenses                                  35,499           51,337           30,869         73,892
  Dividend disbursing and transfer agent fees and expenses                19,228           28,537           31,725         74,372
  Legal and professional fees                                             17,786           20,753           16,532        102,481
  Reports and statements to shareholders                                  16,624           20,108           12,151         57,035
  Rating agency fees                                                      12,817           12,816           12,817         12,818
  Taxes (other than taxes on income)                                       5,781            9,102              383         10,742
  Insurance                                                                3,797            6,373            3,110          9,180
  Stock exchange fees                                                      2,832            4,621            2,214          6,614
  Custodian fees                                                           2,774            4,029            2,867          5,588
  Directors'/Trustees' Fees                                                2,496            4,128            2,007          6,025
  Pricing fees                                                             1,428            1,735            1,268          3,378
  Registration fees                                                          634              634              634            973
  Other                                                                    3,552            2,986            3,210          8,326
                                                                     -----------      -----------      -----------    -----------
                                                                         468,376          725,438          397,116      1,241,716
  Less expense paid indirectly                                            (2,721)          (3,986)          (2,613)        (5,475)
                                                                     -----------      -----------      -----------    -----------
  Total operating expenses                                               465,655          721,452          394,503      1,236,241
                                                                     -----------      -----------      -----------    -----------
Net Investment Income                                                  2,835,929        4,925,858        2,462,489      7,447,276
                                                                     -----------      -----------      -----------    -----------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                                (34,038)         411,416          806,263        217,830
  Net change in unrealized appreciation/depreciation of investments     (488,430)      (1,020,909)      (1,379,442)    (1,110,246)
                                                                     -----------      -----------      -----------    -----------
Net Realized and Unrealized Loss on Investments                         (522,468)        (609,493)        (573,179)      (892,416)
                                                                     -----------      -----------      -----------    -----------

Dividends on Preferred Stock                                            (701,535)      (1,058,796)        (622,604)    (1,840,835)
                                                                     -----------      -----------      -----------    -----------
Net Increase in Net Assets Resulting from Operations                 $ 1,611,926      $ 3,257,569      $ 1,266,706    $ 4,714,025
                                                                     ===========      ===========      ===========    ===========

See accompanying notes

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

                                                                       Delaware Investments                Delaware Investments
                                                                      Arizona Municipal Income           Colorado Insured Municipal
                                                                            Fund, Inc.                       Income Fund, Inc.

                                                                            Year Ended                           Year Ended
                                                                      3/31/06         3/31/05             3/31/06         3/31/05

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                            $  2,835,929    $  2,855,348        $  4,925,858    $  4,928,339
  Net realized gain (loss) on investments                               (34,038)         83,408             411,416          80,722
  Net change in unrealized
    appreciation/depreciation of investments                           (488,430)     (1,080,216)         (1,020,909)     (2,143,648)
  Dividends on preferred stock                                         (701,535)       (361,013)         (1,058,796)       (615,308)
                                                                   ------------    ------------        ------------    ------------
  Net increase in net assets resulting from operations                1,611,926       1,497,527           3,257,569       2,250,105
                                                                   ------------    ------------        ------------    ------------

Dividends and Distributions to Common Shareholders from:
  Net investment income                                              (2,564,692)     (2,862,911)         (4,643,616)     (4,643,616)
  Net realized gain on investments                                      (59,644)       (128,235)           (145,113)       (145,113)
                                                                   ------------    ------------        ------------    ------------
                                                                     (2,624,336)     (2,991,146)         (4,788,729)     (4,788,729)
                                                                   ------------    ------------        ------------    ------------
Net Decrease in Net Assets                                           (1,012,410)     (1,493,619)         (1,531,160)     (2,538,624)

Net Assets:
  Beginning of year                                                  44,935,759      46,429,378          75,364,022      77,902,646
                                                                   ------------    ------------        ------------    ------------
  End of year                                                      $ 43,923,349    $ 44,935,759        $ 73,832,862    $ 75,364,022
                                                                   ============    ============        ============    ============

Undistributed net investment income                                $    330,793    $    765,316        $    938,459    $  1,685,741
                                                                   ============    ============        ============    ============

                                                                            Delaware                             Delaware
                                                                       Investments Florida                 Investments Minnesota
                                                                        Insured Municipal                    Municipal Income
                                                                          Income Fund                         Fund II, Inc.

                                                                           Year Ended                            Year Ended
                                                                     3/31/06          3/31/05           3/31/06         3/31/05

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                           $   2,462,489     $ 2,559,275       $   7,447,276   $   7,432,435
  Net realized gain on investments                                      806,263         286,142             217,830         257,523
  Net change in unrealized
    appreciation/depreciation of investments                         (1,379,442)     (1,915,443)         (1,110,246)     (2,017,417)
  Dividends on preferred stock                                         (622,604)       (297,142)         (1,840,835)       (927,702)
                                                                  -------------     -----------       -------------   -------------
  Net increase in net assets resulting from operations                1,266,706         632,832           4,714,025       4,744,839
                                                                  -------------     -----------       -------------   -------------

Dividends and Distributions to Common Shareholders from:
  Net investment income                                              (2,349,534)     (2,470,644)         (6,835,306)     (7,614,810)
  Net realized gain on investments                                     (591,017)       (239,798)                 --              --
                                                                  -------------     -----------       -------------   -------------
                                                                     (2,940,551)     (2,710,442)         (6,835,306)     (7,614,810)
                                                                  -------------     -----------       -------------   -------------

Capital Share Transactions:
  Net assets from reorganization*                                            --              --          63,644,025              --
                                                                  -------------     -----------       -------------   -------------
                                                                             --              --          63,644,025              --
                                                                  -------------     -----------       -------------   -------------

Net Increase (Decrease) in Net Assets                                (1,673,845)     (2,077,610)         61,522,744      (2,869,971)

Net Assets:
  Beginning of year                                                  37,166,053      39,243,663         107,957,875     110,827,846
                                                                  -------------     -----------       -------------   -------------
  End of year                                                     $  35,492,208     $37,166,053       $ 169,480,619   $ 107,957,875
                                                                  =============     ===========       =============   =============

Undistributed net investment income                               $     422,158     $   799,507       $     969,303   $   2,250,617
                                                                  =============     ===========       =============   =============


*See Note 6 in "Notes to Financial Statements."

See accompanying notes

Financial highlights

Delaware Investments Arizona Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        Year Ended
                                                           -------------------------------------------------------------------
                                                            3/31/06      3/31/05         3/31/04        3/31/03        3/31/02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $15.070      $15.570         $15.480        $14.650        $14.970

Income (loss) from investment operations:
Net investment income                                         0.951        0.956           1.020          1.067          1.113
Net realized and unrealized gain (loss) on investments       (0.177)      (0.332)          0.276          0.988         (0.257)
Dividends on preferred stock from:
  Net investment income                                      (0.232)      (0.118)         (0.075)        (0.103)        (0.164)
  Net realized gain on investments                           (0.002)      (0.003)         (0.016)        (0.018)        (0.051)
                                                           --------     --------        --------       --------       --------
Total dividends on preferred stock                           (0.234)      (0.121)         (0.091)        (0.121)        (0.215)
                                                           --------     --------        --------       --------       --------
Total from investment operations                              0.540        0.503           1.205          1.934          0.641
                                                           --------     --------        --------       --------       --------

Less dividends and distributions to common shareholders from:
Net investment income                                        (0.860)      (0.960)         (0.960)        (0.940)        (0.817)
Net realized gain on investments                             (0.020)      (0.043)         (0.155)        (0.164)        (0.144)
                                                           --------     --------        --------       --------       --------
Total dividends and distributions                            (0.880)      (1.003)         (1.115)        (1.104)        (0.961)
                                                           --------     --------        --------       --------       --------

Net asset value, end of period                              $14.730      $15.070         $15.570        $15.480        $14.650
                                                           ========     ========        ========       ========       ========

Market value, end of period                                 $15.980      $15.390         $16.560        $15.490        $14.750
                                                           ========     ========        ========       ========       ========

Total investment return based on:(1)
Market value                                                  9.74%       (0.78%)         14.64%         12.74%         10.22%
Net asset value                                               3.31%        3.34%           7.86%         13.44%          4.21%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                               $43,923      $44,936         $46,429        $46,167        $43,703
Ratio of expenses to average net assets
  applicable to common shares(2)                              1.03%        1.18%           1.05%          1.16%          1.19%
Ratio of net investment income to average net assets
  applicable to common shares(2)                              6.28%        6.34%           6.63%          6.96%          7.41%
Ratio of net investment income to average net assets
  applicable to common shares
  net of dividends to preferred shares(3)                     4.72%        5.54%           6.04%          6.18%          5.99%
Portfolio turnover                                               2%           8%             30%            24%            43%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)         $25,000      $25,000         $25,000        $25,000        $25,000
Net asset coverage per share of preferred shares, end of   $137,847     $139,872        $142,858       $142,334       $137,405
  period
Liquidation value per share of preferred shares(4)          $50,000      $50,000         $50,000        $50,000        $50,000
------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(4)  Excluding any accumulated but unpaid dividends.

See accompanying notes


                                                                  (continued) 23

Financial highlights

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        Year Ended
                                                           -------------------------------------------------------------------
                                                            3/31/06      3/31/05         3/31/04        3/31/03        3/31/02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $15.580      $16.110         $15.920        $14.780        $15.260

Income (loss) from investment operations:
Net investment income                                         1.018        1.019           1.043          1.068          1.094
Net realized and unrealized gain (loss) on investments       (0.129)      (0.432)          0.324          1.324         (0.401)
Dividends on preferred stock from:
  Net investment income                                      (0.213)      (0.124)         (0.077)        (0.098)        (0.172)
  Net realized gain on investments                           (0.006)      (0.003)         (0.013)        (0.023)        (0.051)
                                                           --------     --------        --------       --------       --------
Total dividends on preferred stock                           (0.219)      (0.127)         (0.090)        (0.121)        (0.223)
                                                           --------     --------        --------       --------       --------
Total from investment operations                              0.670        0.460           1.277          2.271          0.470
                                                           --------     --------        --------       --------       --------

Less dividends and distributions to common shareholders from:
Net investment income                                        (0.960)      (0.960)         (0.960)        (0.940)        (0.818)
Net realized gain on investments                             (0.030)      (0.030)         (0.127)        (0.191)        (0.132)
                                                           --------     --------        --------       --------       --------
Total dividends and distributions                            (0.990)      (0.990)         (1.087)        (1.131)        (0.950)
                                                           --------     --------        --------       --------       --------

Net asset value, end of period                              $15.260      $15.580         $16.110        $15.920        $14.780
                                                           ========     ========        ========       ========       ========

Market value, end of period                                 $18.650      $17.180         $16.960        $16.650        $14.700
                                                           ========     ========        ========       ========       ========

Total investment return based on:(1)
Market value                                                 14.64%        7.42%           8.76%          21.31%         7.52%
Net asset value                                               3.44%        2.56%           8.05%          15.37%         3.15%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                               $73,833      $75,364         $77,903        $76,988        $71,506
Ratio of expenses to average net assets
  applicable to common shares(2)                              0.95%        1.03%           1.01%          1.05%          1.01%
Ratio of net investment income to average net assets
  applicable to common shares(2)                              6.51%        6.51%           6.54%          6.83%          7.18%
Ratio of net investment income to average net assets
  applicable to common shares
  net of dividends to preferred shares(3)                     5.11%        5.69%           5.98%          6.08%          5.71%
Portfolio turnover                                              12%           5%             13%            14%            37%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)         $40,000      $40,000         $40,000        $40,000        $40,000
Net asset coverage per share of preferred shares, end of   $142,291     $144,205        $147,379       $146,235       $139,382
  period
Liquidation value per share of preferred shares(4)          $50,000      $50,000         $50,000        $50,000        $50,000
------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(4)  Excluding any accumulated but unpaid dividends.

 See accompanying notes


24                                                                   (continued)

Financial highlights

Delaware Investments Florida Insured Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        Year Ended
                                                           -------------------------------------------------------------------
                                                            3/31/06      3/31/05         3/31/04        3/31/03        3/31/02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $15.340      $16.200         $16.370        $15.150        $15.400

Income (loss) from investment operations:
Net investment income                                         1.017        1.057           1.088          1.084          1.071
Net realized and unrealized gain (loss) on investments       (0.236)      (0.675)         (0.130)         1.186         (0.337)
Dividends on preferred stock from:
  Net investment income                                      (0.202)      (0.114)         (0.082)        (0.109)        (0.179)
  Net realized gain on investments                           (0.055)      (0.009)         (0.005)             -              -
                                                           --------     --------        --------       --------       --------
Total dividends on preferred stock                           (0.257)      (0.123)         (0.087)        (0.109)        (0.179)
                                                           --------     --------        --------       --------       --------
Total from investment operations                              0.524        0.259           0.871          2.161          0.555
                                                           --------     --------        --------       --------       --------

Less dividends and distributions to common shareholders from:
Net investment income                                        (0.970)      (1.020)         (0.995)        (0.941)        (0.805)
Net realized gain on investments                             (0.244)      (0.099)         (0.046)             -              -
                                                           --------     --------        --------       --------       --------
Total dividends and distributions                            (1.214)      (1.119)         (1.041)        (0.941)        (0.805)
                                                           --------     --------        --------       --------       --------

Net asset value, end of period                              $14.650      $15.340         $16.200        $16.370        $15.150
                                                           ========     ========        ========       ========       ========

Market value, end of period                                 $16.050      $15.050         $16.650        $15.050        $14.020
                                                           ========     ========        ========       ========       ========

Total investment return based on:(1)
Market value                                                 14.75%       (3.02%)         18.04%         14.17%         12.63%
Net asset value                                               2.76%        1.59%           5.59%         14.92%          4.16%

Ratios and supplemental data:
Net assets applicable to common shares,
  end of period (000 omitted)                               $35,492      $37,166         $39,244        $39,651        $36,696
Ratio of expenses to average net assets
  applicable to common shares(2)                              1.07%        1.24%           1.11%          1.18%          1.34%
Ratio of net investment income to average net assets
  applicable to common shares(2)                              6.70%        6.75%           6.70%          6.81%          6.95%
Ratio of net investment income to average net assets
  applicable to common shares
  net of dividends to preferred shares(3)                     5.01%        5.97%           6.16%          6.13%          5.79%
Portfolio turnover                                              28%          11%              3%            13%            13%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)         $20,000      $20,000         $20,000        $20,000        $20,000
Net asset coverage per share of preferred shares, end of   $138,731     $142,915        $148,110       $149,128       $141,740
  period
Liquidation value per share of preferred shares(4)          $50,000      $50,000         $50,000        $50,000        $50,000

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(4)  Excluding any accumulated but unpaid dividends.

See accompanying notes


                                                                  (continued) 25

Financial highlights

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        Year Ended
                                                           -------------------------------------------------------------------
                                                            3/31/06      3/31/05         3/31/04        3/31/03        3/31/02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $14.890      $15.280         $15.060        $14.280        $14.450

Income (loss) from investment operations:
Net investment income                                         0.971        1.025           1.093          1.143          1.163
Net realized and unrealized gain (loss) on investments        0.012       (0.237)          0.207          0.689         (0.313)
Dividends on preferred stock from:
Net investment income                                        (0.243)      (0.128)         (0.082)        (0.112)        (0.182)
                                                           --------     --------        --------       --------       --------
Total dividends on preferred stock                           (0.243)      (0.128)         (0.082)        (0.112)        (0.182)
                                                           --------     --------        --------       --------       --------
Total from investment operations                              0.740        0.660           1.218          1.720          0.668
                                                           --------     --------        --------       --------       --------

Less dividends to common shareholders from:
Net investment income                                        (0.900)      (1.050)         (0.998)        (0.940)        (0.838)
                                                           --------     --------        --------       --------       --------
Total dividends                                              (0.900)      (1.050)         (0.998)        (0.940)        (0.838)
                                                           --------     --------        --------       --------       --------

Net asset value, end of period                              $14.730      $14.890         $15.280        $15.060        $14.280
                                                           ========     ========        ========       ========       ========

Market value, end of period                                 $16.200      $16.370         $16.800        $15.300        $14.050
                                                           ========     ========        ========       ========       ========

Total investment return based on:(1)
Market value                                                  4.73%        4.02%          16.87%         15.84%         5.75%
Net asset value                                               4.69%        4.03%           7.99%         12.19%         4.73%

Ratios and supplemental data:
Net assets applicable to common shares,
end of period (000 omitted)                                $169,481     $107,958        $110,828       $109,212       $103,573
Ratio of expenses to average net assets
applicable to common shares(2)                                1.07%        1.00%           0.93%          1.03%          1.06%
Ratio of net investment income to average net assets
applicable to common shares(2)                                6.45%        6.85%           7.23%          7.74%          8.03%
Ratio of net investment income to average net assets
applicable to common shares
net of dividends to preferred shares(3)                       4.86%        6.00%          6..69%          6.99%          6.79%
Portfolio turnover                                               8%           15%            34%            22%            7%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)         $95,000      $60,000         $60,000        $60,000        $60,000
Net asset coverage per share of preferred shares, end of   $139,200     $139,965        $142,357       $141,010       $136,311
  period
Liquidation value per share of preferred shares(4)          $50,000      $50,000         $50,000        $50,000        $50,000
------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(3) Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(4)  Excluding any accumulated but unpaid dividends.

See accompanying notes

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds
March 31, 2006

Delaware Investments Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); Delaware Investments Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") and Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II") are organized as Minnesota corporations and Delaware Investments Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund") is organized as a Massachusetts Business Trust (each referred to as a "Fund" and collectively as the "Funds"). Arizona Municipal Fund, Florida Insured Municipal Fund and Minnesota Municipal Fund II are considered diversified closed-end management investment companies and Colorado Insured Municipal Fund is considered a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Funds' common shares trade on the American Stock Exchange. The Funds' preferred shares are traded privately through a remarketing agent.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Directors/Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."


                                                                  (continued) 27

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40%, which is calculated daily based on the average weekly net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting and administration services. Effective May 19, 2005, the Funds pay DSC a monthly fee computed at the annual rate of 0.04% of the Funds' average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services.

At March 31, 2006, each Fund had liabilities payable to affiliates as follows:

                                                                 Arizona     Colorado Insured     Florida Insured      Minnesota
                                                                Municipal       Municipal            Municipal         Municipal
                                                                  Fund            Fund                 Fund             Fund II

Investment management fee payable to DMC                        $23,112          $38,137              $18,583           $88,695
Accounting administration and other expenses payable to DSC       4,024           15,224                4,842            16,607
Other expenses payable to DMC and affiliates*                     1,852            2,880                  663            16,402


*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors/trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided by DMC employees. For the year ended March 31, 2006, each Fund was charged for internal legal services provided by DMC as follows:

                                                                 Arizona     Colorado Insured     Florida Insured      Minnesota
                                                                Municipal       Municipal            Municipal         Municipal
                                                                  Fund            Fund                 Fund             Fund II

                                                                $2,781           $4,673               $2,111            $7,246

Certain officers of DMC and DSC are officers and/or directors/trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                                 Arizona     Colorado Insured     Florida Insured      Minnesota
                                                                Municipal       Municipal            Municipal         Municipal
                                                                  Fund            Fund                 Fund             Fund II


Purchases                                                      $3,485,125      $13,192,095          $15,814,938       $14,670,393
Sales                                                           1,703,514       14,016,800           17,140,610        15,161,340

At March 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                 Arizona     Colorado Insured     Florida Insured      Minnesota
                                                                Municipal       Municipal            Municipal         Municipal
                                                                  Fund            Fund                 Fund             Fund II

Cost of investments                                            $65,005,149    $106,417,031          $52,651,047      $250,456,126
                                                               ===========    ============          ===========      ============
Aggregate unrealized appreciation                              $ 2,976,262    $  5,470,994          $ 1,754,828      $ 11,065,270
Aggregate unrealized depreciation                                 (191,618)        (51,732)            (153,437)         (805,894)
                                                               -----------    ------------          -----------      ------------
Net unrealized appreciation                                    $ 2,784,644    $  5,419,262          $ 1,601,391      $ 10,259,376
                                                               ===========    ============          ===========      ============


28                                                                   (continued)

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2006 and 2005 was as follows:

                                                                 Arizona     Colorado Insured     Florida Insured      Minnesota
                                                                Municipal       Municipal            Municipal         Municipal
                                                                  Fund            Fund                 Fund             Fund II

Year Ended March 31, 2006
Tax-exempt income                                              $3,261,410      $5,673,140           $2,839,838        $8,676,141
Long-term capital gain                                             64,461         174,385              723,317                --
                                                               ----------      ----------           ----------        ----------
Total                                                          $3,325,871      $5,847,525           $3,563,155        $8,676,141
                                                               ==========      ==========           ==========        ==========

Year Ended March 31, 2005
Tax-exempt income                                              $3,210,970      $5,245,675           $2,745,766        $8,535,622
Ordinary income                                                    84,725          14,636                   --             6,890
Long-term capital gain                                             56,464         143,726              261,818                --
                                                               ----------      ----------           ----------        ----------
Total                                                          $3,352,159      $5,404,037           $3,007,584        $8,542,512
                                                               ==========      ==========           ==========        ==========

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                                 Arizona     Colorado Insured     Florida Insured      Minnesota
                                                                Municipal       Municipal            Municipal         Municipal
                                                                  Fund            Fund                 Fund             Fund II

Shares of beneficial interest                                  $40,838,893     $67,238,110         $33,361,389       $158,785,529
Undistributed tax-exempt income                                    330,793         938,459             422,158            969,303
Undistributed long-term gains                                           --         237,031             107,270                 --
Capital loss carryforwards                                         (30,981)             --                  --           (533,589)
Unrealized appreciation of investments                           2,784,644       5,419,262           1,601,391         10,259,376
                                                               -----------     -----------         -----------       ------------
Net assets                                                     $43,923,349     $73,832,862         $35,492,208       $169,480,619
                                                               ===========     ===========         ===========       ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2006, the Funds recorded the following reclassifications.

                                                                 Arizona     Colorado Insured
                                                                Municipal       Municipal
                                                                  Fund            Fund

Undistributed net investment income                             $(11,165)       $(52,449)
Accumulated net realized gains (losses)                           11,165          52,449


                                                                  (continued) 29

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

4. Dividend and Distribution Information (continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2006 will expire as follows:

                                                                 Arizona     Colorado Insured
                                                                Municipal       Municipal
                                                                  Fund            Fund

2008                                                            $    --         $339,543
2009                                                                 --          175,804
2010                                                                 --            8,416
2013                                                                 --            9,826
2014                                                             30,981               --
                                                                -------         --------
Total                                                           $30,981         $533,589
                                                                =======         ========

In 2006, Minnesota Municipal Fund II utilized $241,692 of capital loss carryforwards.

5. Capital Stock

Pursuant to their articles of incorporation, Arizona Municipal Fund, Colorado Insured Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2006. Shares issuable under the Funds' dividend reinvestment plan are purchased by the Funds' transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended March 31, 2006, Arizona Municipal Fund, Colorado Insured Municipal Fund and Florida Insured Municipal Fund did not have any transactions in common shares. Minnesota Municipal Income Fund II issued common shares in accordance with the reorganizations described in Note 6 below.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shared authorized. On May 14, 1993, Arizona Municipal Fund and Florida Insured Municipal Fund issued 500 and 400 preferred shares, respectively. Also on that date, Minnesota Municipal Fund II issued 600 Series A and 600 Series B preferred shares. On September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

In connection with the reorganizations described in Note 6 below, shareholders of Minnesota Municipal Fund II approved amendments to its charter to create two new series to absorb the preferred stock of Minnesota Municipal Fund and Minnesota Municipal Fund III. These new series have identical rights and preferences (including liquidation rights) in all material respects to the preferred shares of Minnesota Municipal Fund and Minnesota Municipal Fund III, and are substantially similar to the Series A and B preferred shares of Minnesota Municipal Fund II with respect to their preferences, voting powers, restrictions, limitation as to dividends, qualifications, liquidation rights, and term and conditions of redemption.

Minnesota Municipal Fund II issued 400 Series C Preferred Shares to preferred shareholders of Minnesota Municipal Fund in exchange for that Fund's preferred shares and 300 Series D Preferred Shares to preferred shareholders of Minnesota Municipal Fund III in exchange for that Fund's preferred shares at the close of the reorganization on February 24, 2006.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged during the year ended March 31, 2006 as follows:

Fund                               Low               High
----                               ----              ----

Arizona Municipal Fund             2.10%     to      3.40%
Colorado Insured Municipal Fund    1.00%     to      3.90%
Florida Insured Municipal Fund     2.10%     to      7.00%
Minnesota Municipal Fund II        1.75%     to      3.40%

Citigroup Global Markets, Inc. (formerly Salomon Smith Barney, Inc.), and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.


30                                                                   (continued)

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds


5. Capital Stock (continued)

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassificiation as a closed-end investment company or (c) changes in their fundamental investment restrictions.

6. Fund Reorganizations

At the close of business on February 24, 2006, Minnesota Municipal Fund II acquired substantially all of the assets of Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund") and Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"), each pursuant to an Agreement and Plan of Acquisition (the "Reorganizations"). The common shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III each received common shares of Minnesota Municipal Fund II equal to the aggregate net asset value of their respective shares prior to the Reorganization. The preferred shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III received the same number of Series C and Series D preferred shares, respectively, of Minnesota Municipal Fund II as they held in their respective funds prior to the Reorganization (see Note 5). The Reorganizations were treated as non-taxable events and, accordingly, Minnesota Municipal Fund II's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Minnesota Municipal Fund and Minnesota Municipal Fund III as of the close of business on February 24, 2006, were as follows:

                                                                    Net Unrealized            Accumulated Net
                                              Net Assets             Appreciation           Realized Gain/Loss
                                              ----------            --------------          ------------------
Minnesota Municipal Fund                      $38,077,404             $2,648,640                $  2,145
Minnesota Municipal Fund III                   25,566,621              1,999,455                 (81,744)


The net assets of Minnesota Municipal Fund II prior to the Reorganizations were $108,531,274. The combined net assets of Minnesota Municipal Fund II after the Reorganization were $172,175,299.

Minnesota Municipal Fund II will continue to trade and to be listed on the American Stock Exchange. Beginning on February 27, 2006 and going forward, however, Minnesota Municipal Fund and Minnesota Municipal Fund III will no longer trade or be listed on the American Stock Exchange, and their corporate existence will be liquidated and dissolved. In January 2007, shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III will receive Form 1099-DIV that will report the amount and character of each Fund's distributions paid in calendar year 2006.

Common and preferred shares of Minnesota Municipal Fund II issued to shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III in connection with the Reorganizations were as follows:

                                                 Common                Exchange           Preferred             Exchange
                                              Shares Issued             Ratio            Shares Issued           Ratio
                                              -------------           ----------         -------------           --------
Minnesota Municipal Fund                       2,543,581              1.02 to 1              400                 1 to 1
Minnesota Municipal Fund III                   1,709,194              1.08 to 1              300                 1 to 1

7. Credit and Market Risk

The Funds use leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because each Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are identified on the Statements of Net Assets.


                                                                  (continued) 31

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

7. Credit and Market Risk (continued)

Each Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund's Board of Directors/Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At March 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' Liquidity Procedures.

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

9. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2006, each Fund designates distributions paid during the year as follows:

                                                (A)                   (B)
                                             Long-Term                Tax-
                                           Capital Gains             Exempt                Total
                                           Distributions          Distributions         Distributions
                                            (Tax Basis)            (Tax Basis)           (Tax Basis)
                                           -------------          -------------         -------------
Arizona Municipal Fund                          2%                     98%                  100%
Colorado Insured Municipal Fund                 3%                     97%                  100%
Florida Insured Municipal Fund                  20%                    80%                  100%
Minnesota Municipal Fund II                     --                    100%                  100%

(A) and (B) are based on a percentage of each Fund's total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Directors/Trustees

Delaware Investments Arizona
  Municipal Income Fund, Inc.
Delaware Investments Colorado Insured
  Municipal Income Fund, Inc.
Delaware Investments Florida Insured
  Municipal Income Fund
Delaware Investments Minnesota
  Municipal Income Fund II, Inc.

We have audited the accompanying statements of net assets of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the "Funds"), as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.

We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Funds at March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 12, 2006

Other fund information

Delaware Investments Closed-End Municipal Bond Funds

The shareholders of Delaware Investments Minnesota Municipal Income Fund II, Inc. (the "Fund") voted on the following proposals at the reconvened special meeting of shareholders on January 12, 2006. The description of each proposal and number of shares voted are as follows:

1. To approve an Agreement and Plan of Acquisition among the Fund, Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund") and Delaware Management Company, a series of Delaware Management Business Trust, that provided for: (i) the acquisition by the Fund of substantially all of the property, assets and goodwill of Minnesota Municipal Fund in exchange solely for: (a) full and fractional shares of common stock, par value $0.01 per share of the Fund ("Fund Common Shares"); and (b) Series C Preferred Shares, liquidation preference $50,000.00 per share, of the Fund ("Fund Preferred Shares" and, together with Fund Common Shares, "Fund Shares"); (ii) the pro rata distribution of such Fund Shares to the shareholders of Minnesota Municipal Fund according to their respective interests in liquidation of Minnesota Municipal Fund; and (iii) the dissolution of Minnesota Municipal Fund as soon as is practicable after the closing.

                        Numbers                  Percentage of            Percentage of
                       of Shares               Outstanding Shares          Shares Voted
                     -------------             ------------------         -------------
Affirmative          4,095,039.401                  56.457%                   92.635%
Against                199,253.048                   2.747%                    4.508%
Abstain                126,308,388                   1.741%                    2.857%
                     -------------                  -------                   -------
Total                4,420,600.837                  60.945%                   100.00%
                     =============                  =======                   =======

2. To approve an Agreement and Plan of Acquisition among the Fund, Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III") and Delaware Management Company, a series of Delaware Management Business Trust, that provided for: (i) the acquisition by the Fund of substantially all of the property, assets and goodwill of Minnesota Municipal Fund III in exchange solely for: (a) full and fractional shares of common stock, par value $0.01 per share, of the Fund ("Fund Common Shares"); and (b) Series D Preferred Shares, liquidation preference $50,000.00 per share, of the Fund ("Fund Preferred Shares" and, together with Fund Common Shares, "Fund Shares"); (ii) the pro rata distribution of such Fund Shares to the shareholders of Minnesota Municipal Fund III according to their respective interests in liquidation of Minnesota Municipal Fund III; and (iii) the dissolution of Minnesota Municipal Fund III as soon as is practicable after the closing.

                        Numbers                  Percentage of            Percentage of
                       of Shares               Outstanding Shares          Shares Voted
                     -------------             ------------------         -------------
Affirmative           4,110,543.401                56.671%                   92.986%
Against                 186,220.048                 2.567%                    4.213%
Abstain                 123,837.388                 1.707%                    2.801%
                      -------------                -------                   -------
Total                 4,420,600.837                60.945%                   100.00%

The Reorganizations closed on February 24, 2006.

Delaware Investments(R) Family of Funds

Board of trustees/directors and officers addendum


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                  Number of
                                                                                             Portfolios in Fund          Other
      Name,                                                                                   Complex Overseen      Directorships
     Address                Position(s)       Length of         Principal Occupation(s)           by Trustee         Held by Trustee
 and Birthdate           Held with Fund(s)   Time Served         During Past 5 Years              or Officer           or Officer
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll(2)        Chairman,          5 Years -             Since August 2000,                  87             None
2005 Market Street         President,       Executive Officer   Mr. Driscoll has served in
 Philadelphia, PA       Chief Executive                        various executive capacities
     19103                Officer and        2 Years -           at different times at
                           Trustee            Trustee             Delaware Investments(1)

March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------

Thomas L. Bennett          Trustee            Since                  Private Investor -                 87             None
2005 Market Street                          March 23, 2005         (March 2004 - Present)
 Philadelphia, PA
     19103                                                           Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                                  (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
   John A. Fry             Trustee            4 Years                    President -                    87           Director -
2005 Market Street                                                Franklin & Marshall College                     Community Health
  Philadelphia, PA                                                 (June 2002 - Present)                              Systems
     19103
                                                                  Executive Vice President -                         Director -
May 28, 1960                                                      University of Pennsylvania                       Allied Barton
                                                                  (April 1995 - June 2002)                      Securities Holdings
------------------------------------------------------------------------------------------------------------------------------------
 Anthony D. Knerr           Trustee            12 Years            Founder/Managing Director -          87             None
2005 Market Street                                                Anthony Knerr & Associates
 Philadelphia, PA                                                  (Strategic Consulting)
     19103                                                             (1990 - Present)

December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
Lucinda S. Landreth        Trustee            Since               Chief Investment Officer -            87             None
2005 Market Street                            March 23, 2005            Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
     19103                                                              (2002 - 2004)

June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven               Trustee            16 Years            Treasurer/Chief Fiscal                87         Director and
                                                                       Officer -
2005 Market Street                                                National Gallery of Art                         Audit Committee
 Philadelphia, PA                                                     (1994 - 1999)                             Chairperson - Andy
     19103                                                                                                       Warhol Foundation

November 1, 1940                                                                                                 Director and Audit
                                                                                                                Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                  (continued) 35

                                                                                                  Number of
                                                                                             Portfolios in Fund          Other
      Name,                                                                                   Complex Overseen      Directorships
     Address                Position(s)       Length of         Principal Occupation(s)           by Trustee         Held by Trustee
 and Birthdate           Held with Fund(s)   Time Served         During Past 5 Years              or Officer           or Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison       Trustee               11 Years             President/Chief                   87             Director -
2005 Market Street                                                 Executive Officer -                            Banner Health
 Philadelphia, PA                                                   MLM Partners, Inc.
     19103                                                              (Small Business Investing                   Director -
                                                                   and Consulting)                              CenterPoint Energy
February 25, 1936                                                  (January 1993 - Present)
                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Digital River Inc.

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                                Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Janet L. Yeomans        Trustee               6 Years              Vice President              87                    None
2005 Market Street                                             (January 2003 - Present)
Philadelphia, PA                                                   and Treasurer
     19103                                                     (January 2006 - Present)
                                                                   3M Corporation
 July 31, 1948
                                                                Ms. Yeomans has held
                                                                 various management
                                                                  positions at 3M
                                                                   Corporation
                                                                   since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Zecher       Trustee                 Since                Founder -                   87            Director and Audit
2005 Market Street                           March 23, 2005     Investor Analytics                            Committee Member -
 Philadelphia, PA                                                (Risk Management)                            Investor Analytics
     19103                                                     (May 1999 - Present)
                                                                                                                Director and Audit
  July 3, 1940                                                                                                  Committee Member -
                                                                                                                Oxigene, Inc.
                                                                                                                 Director -
                                                                                                                 Sutton Asset
                                                                                                                  Management
------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior              Chief Financial         Mr. Bishof has served in         87               None(3)
2005 Market Street        Vice President           Officer since        various executive capacities
Philadelphia, PA               and               February 17, 2005        at different times at
     19103                Chief Financial                                 Delaware Investments.
                             Officer
August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor            Vice President,     Vice President since       Mr. Connor has served as         87               None(3)
2005 Market Street         Deputy General        September 21, 2000      Vice President and Deputy
Philadelphia, PA        Counsel and Secretary      and Secretary            General Counsel of
     19103                                            since                Delaware Investments
                                                 October 25, 2005               since 2000.
December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor          Senior Vice        Senior Vice President,      Mr. O'Connor has served in       87               None(3)
2005 Market Street          President,        General Counsel and        various executive and legal
Philadelphia, PA         General Counsel       Chief Legal Officer         capacities at different
     19103                  and Chief             since                 times at Delaware Investments.
                          Legal Officer         October 25, 2005
February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor        Senior Vice President    Treasurer              Mr. O'Connor has served in         87               None
2005 Market Street         and Treasurer          since                various executive capacities
Philadelphia, PA                              February 17, 2005            at different times at
     19103                                                                 Delaware Investments.

  June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager.

(3) Messrs. Connor, and David P. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. The return and principal value of an investment in each Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost. Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

Board of Trustees

Jude T. Driscoll
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder/Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated Officers

Michael P. Bishof
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

Principal Office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent Registered Public
Accounting Firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and Stock Transfer
Agent
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
800 851-9677

For Securities Dealers
and Financial Institutions
Representatives
800 362-7500

Web Site
www.delawareinvestments.com

Delaware Investments is the marketing
name of Delaware Management Holdings, Inc.
and its subsidiaries.

Number of Recordholders as of
March 31, 2006:

Arizona Municipal Income Fund            83
Colorado Insured Municipal
Income Fund                             161
Florida Insured Municipal
Income Fund                             143
Minnesota Municipal Income
Fund II                                 769

[LOGO] Delaware
       Investments(R)
       -----------------------------------
       A member of Lincoln Financial Group


(439)                                                         Printed in the USA
AR-CEMUNI [3/06] CGI 5/06                                   ANN-0604-VOY PO10985

     The Registrant's shareholder report is combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC., information on which is included in the following shareholder reports.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         -----------

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,500 for the fiscal year ended March 31, 2006.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $18,950 for the fiscal year ended March 31, 2005.

     (b) Audit-related fees.
         -------------------

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $6,700 for the fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed upon procedures with respect to the preferred stock rating agency reports.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,000 for the registrant's fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon procedures report to the registrant's Board in connection with the pass-through of internal legal costs relating to the operations of the registrant.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $6,695 for the fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed upon procedures with respect to the preferred stock rating agency reports.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $21,350 for the registrant's fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal costs relating to the operations of the registrant.

     (c) Tax fees.
         ---------

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,100 for the fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2005.

     (d) All other fees.
         ---------------

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

---------------------------------------------------------------------------------------------------------------------------------
Service                                                                                                    Range of Fees
---------------------------------------------------------------------------------------------------------------------------------
Audit Services
---------------------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits for new Funds                                              up to $25,000 per Fund
---------------------------------------------------------------------------------------------------------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form                     up to $10,000 per Fund
N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
---------------------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of                up to $25,000 in the aggregate
transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
---------------------------------------------------------------------------------------------------------------------------------
Audit-Related Services
---------------------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of                up to $25,000 in the aggregate
transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
---------------------------------------------------------------------------------------------------------------------------------
Tax Services
---------------------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,                  up to $25,000 in the aggregate
consulting on statutory, regulatory or administrative developments, evaluation of Funds' tax compliance function, etc.)
---------------------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)          up to $5,000 per Fund
---------------------------------------------------------------------------------------------------------------------------------
Review of federal, state, local and international income, franchise and other tax returns       up to $5,000 per Fund
---------------------------------------------------------------------------------------------------------------------------------

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

---------------------------------------------------------------------------------------------------------------------------------
Service                                                                                                  Range of Fees
---------------------------------------------------------------------------------------------------------------------------------
Non-Audit Services
---------------------------------------------------------------------------------------------------------------------------------
Services associated with periodic reports and other documents filed with the SEC and            up to $10,000 in the aggregate
assistance in responding to SEC comment letters
---------------------------------------------------------------------------------------------------------------------------------

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $199,360 and $235,079 for the registrant's fiscal years ended March 31, 2006 and March 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

         Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    June 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    June 6, 2006


         Michael P. Bishof
--------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    June 6, 2006